UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Nabors Energy Transition Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO STOCKHOLDERS OF NABORS ENERGY TRANSITION CORP.
515 West Greens Road, Suite 1200
Houston, TX 77067
Dear Nabors Energy Transition Corp. Stockholder:
You are cordially invited to attend a special meeting of Nabors Energy Transition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), which will be held on December 8, 2023, at 9:00 a.m., Central Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
You can participate in the virtual Stockholder Meeting, vote and submit questions via live webcast by visiting https://www.cstproxy.com/naborsetcorp/ext2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
The accompanying notice of the Stockholder Meeting and proxy statement describe the business the Company will conduct at the Stockholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated November 22, 2023, and is expected to be first mailed or otherwise delivered to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to allow the Company’s board of directors (the “Board”), without another stockholder vote, to elect to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities (an “initial business combination” and such date, the “Deadline Date”) up to three times for an additional one month each time (each such month, a “Monthly Extension Period”) (but in no event to a date later than 28 months from the closing of the Company’s initial public offering (the “IPO”)), provided, that Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (the “Sponsor”) (or its affiliates or designees), deposits $200,000 into the trust account (the “Trust Account”) established in connection with the IPO for each Monthly Extension Period in exchange for a non-interest bearing, unsecured promissory note (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Third Amended and Restated Certificate of Incorporation, which we refer to as the “Charter Amendment,” is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Trust Amendment Proposal — To amend and restate the Amended and Restated Investment Management Trust Agreement, dated as of May 12, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to the accompanying proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and shares of Class F common stock, par value $0.0001 per share (the “Class F Common Stock” and, collectively with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), in the capital of the Company represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).
The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of the other. Each of the Proposals are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the previously announced proposed transactions (the “Business Combination”) contemplated by that certain Business Combination Agreement (as amended from time to time, the “Business Combination Agreement”), dated as of February 14, 2023, by and among the Company, Vast Renewables Limited, an Australian public company limited by shares (f/k/a Vast Solar Pty Ltd, an Australian proprietary company limited by shares) (“Vast”), and the other parties thereto, pursuant to which, amongst other things, the Company will become a wholly owned direct subsidiary of Vast. You are not being asked to vote on the Business Combination or any initial business combination at this time.
The Certificate of Incorporation provides that the Company had until May 18, 2023 to complete its initial business combination, subject to seven one-month extensions to extend the Deadline Date until December 18, 2023 (for a total of up to 25 months from the closing of the IPO) provided that the Sponsor (or its affiliates or designees) deposits additional funds of $295,519.23 for each one-month extension into the Trust Account. The Board has previously elected to effectuate seven one-month extensions to extend the Deadline Date from May 18, 2023 to December 18, 2023, and a total of $2,068,634.61, representing $295,519.23 for each such monthly extension, has been deposited into the Trust Account, each in exchange for a non-interest bearing, unsecured promissory note. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to closing under the Business Combination Agreement, the Board believes that there may not be sufficient time on or before December 18, 2023 to complete the Business Combination. If the Business Combination is not completed before December 18, 2023, the Company would be precluded from completing the Business Combination and would be forced to liquidate. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Deadline Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate the Business Combination.
The Company reserves the right at any time to cancel the Stockholder Meeting and to not (i) submit the Extension Amendment Proposal or the Trust Amendment Proposal to its stockholders and (ii) implement the Charter Amendment. If an initial business combination is not consummated on or before December 18, 2023 and the Company’s stockholders do not approve an amendment to the Certificate of Incorporation to extend the Deadline Date, the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.
As contemplated by the Certificate of Incorporation, the holders of shares of Class A Common Stock issued as part of the units sold in the IPO (the “Public Stock”) may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Stockholder Meeting if the Charter Amendment is implemented, regardless of whether or how such public stockholders vote in regard to the Extension Amendment Proposal or the Trust Amendment Proposal.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned) and the Charter Amendment is filed, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination or, if the Company does not complete an initial business combination by the Deadline Date. Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, and the Charter Amendment and Trust Amendment become effective, in the event that the Company has not consummated an initial business combination (including the Business Combination) by December 18, 2023, the Company may, by resolution of the Board and without approval of the Company’s public stockholders, extend the Deadline Date up to three times, each time by one additional month (for up to three total additional months but in no event to a date later than 28 months from the closing of the IPO), provided, that for each Monthly Extension Period, the Sponsor (or its affiliates or designees) deposits $200,000 into the Trust Account in exchange for a non-interest bearing, unsecured promissory note.
If the Company does not implement the Charter Amendment or the Trust Amendment, it will not redeem any Public Stock submitted for redemption in connection with the Stockholder Meeting.
The deposits for each Monthly Extension Period are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Charter Amendment is not implemented. The loan will not bear interest and will be repayable by the Company to the Sponsor (or its affiliates or designees) upon consummation of an initial business combination in accordance with the terms of the promissory note. If the Sponsor or its affiliates or designees advises the Company that it does not intend to make the loan, then the Proposals will not be put before the stockholders at the Stockholder Meeting.
On November 20, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.99, based on the aggregate amount on deposit in the Trust Account of approximately $108.2 million as of November 20, 2023 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the New York Stock Exchange on November 20, 2023, was $10.97. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the current per share redemption price as of November 20, 2023). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete an initial business combination on or before December 18, 2023.
If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and an initial business combination is not completed on or before December 18, 2023, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish the rights of the public stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
The approval of the Extension Amendment Proposal and the Trust Amendment Proposal each requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Amendment.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present virtually or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
The Board has fixed the close of business on November 1, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Stockholder Meeting will be available for 10 days before the Stockholder Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Stockholder Meeting.
The Company believes that it is in the best interests of the Company’s stockholders that the Company effect the Charter Amendment. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.
Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of the Extension Amendment Proposal and the Trust Amendment Proposal each requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present virtually or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote virtually or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote virtually, you may withdraw your proxy and vote virtually.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT PRIOR TO 4:00 P.M. CENTRAL TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

November 22, 2023
By Order of the Board of Directors of
Nabors Energy Transition Corp.
/s/ Anthony G. Petrello

Anthony G. Petrello
President, Chief Executive Officer, Secretary and Chairman of the Board

NABORS ENERGY TRANSITION CORP.
515 West Greens Road, Suite 1200
Houston, TX 77067
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF NABORS ENERGY TRANSITION CORP.
TO BE HELD ON DECEMBER 8, 2023
To the Stockholders of Nabors Energy Transition Corp.:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Nabors Energy Transition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held on December 8, 2023, at 9:00 a.m., Central Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
You can participate in the virtual Stockholder Meeting, vote and submit questions via live webcast by visiting https://www.cstproxy.com/naborsetcorp/ext2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting. The accompanying proxy statement, which is dated November 22, 2023 and is expected to be mailed or otherwise delivered to stockholders on or about that date. You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to allow the Company’s board of directors (the “Board”), without another stockholder vote, to elect to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities (an “initial business combination” and such date, the “Deadline Date”) up to three times for an additional one month each time (each such month, a “Monthly Extension Period”) (but in no event to a date later than 28 months from the closing of the Company’s initial public offering (the “IPO”)), provided, that Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (the “Sponsor”) (or its affiliates or designees), deposits $200,000 into the trust account (the “Trust Account”) established in connection with the IPO for each Monthly Extension Period in exchange for a non-interest bearing, unsecured promissory note (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Third Amended and Restated Certificate of Incorporation, which we refer to as the “Charter Amendment,” is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Trust Amendment Proposal — To amend and restate the Amended and Restated Investment Management Trust Agreement, dated as of May 12, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to the accompanying proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and shares of Class F common stock, par value $0.0001 per share (the “Class F Common Stock” and, collectively with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), in the capital of the

Company represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).
The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of the other. Each of the Proposals are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the previously announced proposed transactions (as amended from time to time, the “Business Combination”) contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of February 14, 2023, by and among the Company, Vast Renewables Limited, an Australian public company limited by shares (f/k/a Vast Solar Pty Ltd, an Australian proprietary company limited by shares) (“Vast”), and the other parties thereto, pursuant to which, amongst other things, the Company will become a wholly owned direct subsidiary of Vast. You are not being asked to vote on the Business Combination or any initial business combination at this time.
On May 11, 2023, the Company convened a special meeting (the “First Extension Meeting”) and the Company’s stockholders approved, among other things, a proposal to amend and restate the Company’s then-effective Amended and Restated Certificate of Incorporation (the “Original Charter”) to allow the Board, without another stockholder vote, to elect to extend the date by which the Company has to consummate an initial business combination up to seven times for an additional one month each time (but in no event to a date later than 25 months from the closing of the IPO), provided that the Sponsor (or its affiliates or designees), deposited into the Trust Account for each monthly extension, $295,519.23 in exchange for a non-interest bearing, unsecured promissory note.
At the First Extension Meeting, stockholders holding 17,749,359 shares of Class A Common Stock issued as part of the units sold in the IPO (the “Public Stock”) exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $186,932,568 (or approximately $10.53 per share) was removed from the Trust Account to pay such holders, and 9,850,641 shares of Public Stock remain outstanding. Following the First Extension Meeting, the Sponsor has (or its affiliates or designees have) deposited an aggregate of approximately $2.1 million into the Trust Account to extend the Deadline Date from May 18, 2023 to December 18, 2023 pursuant to the Certificate of Incorporation.
The Certificate of Incorporation provides that the Company had until May 18, 2023 to complete its initial business combination, subject to seven one-month extensions to extend the Deadline Date until December 18, 2023 (for a total of up to 25 months from the closing of the IPO) provided that the Sponsor (or its affiliates or designees) deposits additional funds of $295,519.23 for each one-month extension into the Trust Account. The Board has previously elected to effectuate seven one-month extensions to extend the Deadline Date from May 18, 2023 to December 18, 2023, and a total of $2,068,634.61, representing $295,519.23 for each such monthly extension, has been deposited into the Trust Account, each in exchange for a non-interest bearing, unsecured promissory note. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to closing under the Business Combination Agreement, the Board believes that there may not be sufficient time on or before December 18, 2023 to complete the Business Combination. If the Business Combination is not completed before December 18, 2023, the Company would be precluded from completing the Business Combination and would be forced to liquidate. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Deadline Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate the Business Combination.
The Company reserves the right at any time to cancel the Stockholder Meeting and to not (i) submit the Extension Amendment Proposal or the Trust Amendment Proposal to its stockholders and (ii) implement the Charter Amendment. If an initial business combination is not consummated on or before December 18,

2023 and the Company’s stockholders do not approve an amendment to the Certificate of Incorporation to extend the Deadline Date, the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.
The Company believes that it is in the best interests of the Company’s stockholders that the Company effect the Charter Amendment. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.
As contemplated by the Certificate of Incorporation, the holders of the Public Stock may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Stockholder Meeting if the Charter Amendment is implemented, regardless of whether or how such public stockholders vote in regard to the Extension Amendment Proposal or the Trust Amendment Proposal.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned) and the Charter Amendment is filed, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination or, if the Company does not complete an initial business combination by the Deadline Date. Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, and the Charter Amendment and Trust Amendment become effective, in the event that the Company has not consummated an initial business combination (including the Business Combination) by December 18, 2023, the Company may, by resolution of the Board and without approval of the Company’s public stockholders, extend the Deadline Date up to three times, each time by one additional month (for up to three total additional months but in no event to a date later than 28 months from the closing of the IPO), provided, that for each Monthly Extension Period, the Sponsor (or its affiliates or designees) deposits $200,00 into the Trust Account in exchange for a non-interest bearing, unsecured promissory note.
If the Company does not implement the Charter Amendment or the Trust Amendment, it will not redeem any Public Stock submitted for redemption in connection with the Stockholder Meeting.
The deposits for each Monthly Extension Period are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Charter Amendment is not implemented. The loan will not bear interest and will be repayable by the Company to the Sponsor (or its affiliates or designees) upon consummation of an initial business combination in accordance with the terms of the promissory note. If the Sponsor or its affiliates or designees advises the Company that it does not intend to make the loan, then the Proposals will not be put before the stockholders at the Stockholder Meeting.
On November 20, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.99, based on the aggregate amount on deposit in the Trust Account of approximately $108.2 million as of November 20, 2023 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the New York Stock Exchange on November 20, 2023, was $10.97. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the current per share redemption price as of November 20, 2023). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete an initial business combination on or before December 18, 2023.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and an initial business combination is not completed on or before December 18, 2023, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish the rights of the public stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
The Sponsor and the Company’s independent directors will not receive any monies held in the Trust Account as a result of their ownership of an aggregate of 6,900,000 shares of Class F Common Stock, and the owners of the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of an aggregate of 13,730,000 of the Company’s warrants, which were issued in connection with the IPO. As a consequence, a liquidating distribution will be made only with respect to the Public Stock.
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per share of Public Stock or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which shares of Public Stock will be redeemed from cash held in the Trust Account will be approximately $10.99. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of creditors.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT PRIOR TO 4:00 P.M. CENTRAL TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES

BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
The approval of the Extension Amendment Proposal and the Trust Amendment Proposal each requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Amendment.
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present virtually or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Record holders of Common Stock at the close of business on November 1, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 9,850,641 issued and outstanding shares of Class A Common Stock held by public stockholders, 6,900,000 issued and outstanding shares of Class F Common Stock held by the Sponsor and the Company’s independent directors and no issued and outstanding shares of Class B Common Stock. The Company’s warrants do not have voting rights.
The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. The shares of Class F Common Stock are not entitled to redemption rights and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and the Company’s independent directors hold all of the Class F Common Stock or 41.2% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class F Common Stock, (i) approval of the Extension Amendment Proposal and the Trust Amendment Proposal will each require the affirmative vote of at least 3,987,917 shares of Public Stock (or approximately 40.5% of the Public Stock) and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 1,475,321 shares of Public Stock (or approximately 15.0% of the Public Stock) if all shares of Public Stock are represented at the Stockholder Meeting and cast votes, and will not require the affirmative vote of any additional shares of Public Stock if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Stockholder Meeting, the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated November 22, 2023 and is first being mailed to stockholders on or about that date.
November 22, 2023
By Order of the Board of Directors of
Nabors Energy Transition Corp.
/s/ Anthony G. Petrello

Anthony G. Petrello
President, Chief Executive Officer, Secretary and Chairman of the Board

i

NABORS ENERGY TRANSITION CORP.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 8, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Nabors Energy Transition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at 9:00 a.m., Central Time, on December 8, 2023 (the “Stockholder Meeting”) as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the Company’s ability to complete the Business Combination (as defined below);

•
the anticipated benefits of the Business Combination;

•
the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of the Company; and

•
the use of funds not held in the Trust Account (as described herein) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2023, any subsequently filed Quarterly Reports on Form 10-Q and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on December 8, 2023, at 9:00 a.m., Central Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/naborsetcorp/ext2023.
Q:
Why am I receiving this proxy statement?

A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Stockholder Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Stockholder Meeting.

The Company is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”).
Following the closing of the IPO, $281,520,000 ($10.20 per unit offered in the IPO (the “Units”)) from the net proceeds of the sale of the Units in the Company’s initial public offering (the “IPO”) and the sale of private placement warrants (the “Private Placement Warrants”) to owners of Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), was placed in the trust account established in connection with the IPO (the “Trust Account”).
Like most blank check companies, the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides for the return of the funds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Stock”) if there is no qualifying initial business combination(s) consummated on or before May 18, 2023, subject to seven one-month extensions (or up to December 18, 2023) provided that the Sponsor (or its affiliates or designees) deposits additional funds of $295,519.23 into the Trust Account for each extension. The Board has previously elected to effectuate seven one-month extensions to extend the date by which the Company has to consummate the Business Combination or another initial business combination (the “Deadline Date”) until December 18, 2023 (the “Current Termination Date”).
Without the Charter Amendment (as defined below), the Company believes that the Company might not, despite its best efforts, be able to complete the proposed transactions (the “Business Combination”) contemplated by that certain Business Combination Agreement (as amended from time to time, the “Business Combination Agreement”), dated as of February 14, 2023, by and among the Company, Vast Renewables Limited, an Australian public company limited by shares (f/k/a Vast Solar Pty Ltd, an Australian proprietary company limited by shares) (“Vast”), and the other parties thereto on or before December 18, 2023. The Company believes that it is in the best interests of the Company’s stockholders to allow the Company additional time to complete the Business Combination and is therefore holding this Stockholder Meeting.

Q:
When and where will the Stockholder Meeting be held?

A:
The Stockholder Meeting will be held on December 8, 2023, at 9:00 a.m., Central Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Stockholder Meeting will be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/naborsetcorp/ext2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
Q:
How do I vote?

A:
If you were a holder of record of shares of Public Stock at the close of business on November 1, 2023 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Central Time, on December 7, 2023.
Voting Electronically.   You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/naborsetcorp/ext2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I attend the virtual Stockholder Meeting?

A:
If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting December 6, 2023, at 9:00 a.m., Central Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/naborsetcorp/ext2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (toll-free) (or +1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 4051719#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

Q:
What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:
The Company’s stockholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Certificate of Incorporation to allow the Board, without another stockholder vote, to elect to extend the Deadline Date up to three times for an additional one month each time (each such month, a “Monthly Extension Period”) (but in no event to a date later than 28 months from the closing of the IPO), provided, that the Sponsor (or its affiliates or designees), deposits $200,000 into the Trust Account for each Monthly Extension Period in exchange for a non-interest bearing, unsecured promissory note (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Third Amended and Restated Certificate of Incorporation, which we refer to as the “Charter Amendment,” is set forth in Annex A to this proxy statement;

2.
Proposal No. 2 — Trust Amendment Proposal — To amend and restate the Amended and Restated Investment Management Trust Agreement, dated as of May 12, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement, which we refer to as the “Trust Amendment,” is set forth in Annex B to this proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A Common Stock, shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and shares of Class F common stock, par value $0.0001 per share (the “Class F Common Stock” and, collectively with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), in the capital of the Company represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, collectively with the Extension Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).

For more information, please see “The Extension Amendment Proposal and the Trust Amendment Proposal” and “The Adjournment Proposal.”
After careful consideration, the Board has unanimously determined that the Proposals are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Am I being asked to vote on a proposal to elect directors?

A:
No. Holders of Public Stock are not being asked to vote on the election of directors at this time.

Q:
Are the proposals conditioned on one another?

A:
Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Amendment.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Stockholder Meeting, if the Charter Amendment is implemented, regardless of whether or how such public stockholders vote in regard to the Extension Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment is implemented and one or more the Company’s stockholders elect to redeem their Public Stock pursuant to such redemption right, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating an initial business combination, subject to the redemption rights of holders of Public Stock in connection with an initial business combination.
Q:
Why is the Company proposing the Proposals?

A:
The Certificate of Incorporation provides for the return of funds held in the Trust Account to the holders of Public Stock sold in the IPO if there is no qualifying initial business combination consummated on or before the Deadline Date. The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the Business Combination, as the Board believes that it is in the best interests of the stockholders to allow the Company more time to complete the Business Combination.

The Company believes that it may not be able to complete the Business Combination on or before December 18, 2023. If the Business Combination is not completed before December 18, 2023, and such date is not extended, the Company would be forced to liquidate.
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.
The Company reserves the right at any time to cancel the Stockholder Meeting and to not (i) submit the Extension Amendment Proposal or the Trust Amendment Proposal to its stockholders and (ii) implement the Charter Amendment. In the event the Stockholder Meeting is cancelled, and an initial business combination is not consummated on or before December 18, 2023 in accordance with the Certificate of Incorporation and the Company’s stockholders do not approve an amendment to the Certificate of Incorporation to extend the Deadline Date, the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.
Q:
What constitutes a quorum?

A:
A quorum of our stockholders is necessary to hold a valid meeting. The presence, virtually or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and the Company’s independent directors, who collectively beneficially own 41.2% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor and the Company’s independent directors, an additional 1,475,321 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Proposals are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:
What vote is required to approve the proposals presented at the Stockholder Meeting?

A:
The approval of the Extension Amendment Proposal and the Trust Amendment Proposal each requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class.
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present virtually or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Q:
How will the Sponsor and the Company’s directors and officers vote?

A:
The Sponsor and the Company’s directors and officers intend to vote any Common Stock over which they have voting control in favor of the Proposals.

On the Record Date, the Sponsor and the Company’s independent directors beneficially owned and were entitled to vote an aggregate of 6,900,000 shares of Class F Common Stock, representing 41.2% of the Company’s issued and outstanding shares of Common Stock. The shares of Class F Common Stock are not entitled to redemption rights. The Company’s officers do not own any shares of Common Stock directly.
Q:
Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
The Company believes stockholders will benefit from the Company consummating the Business Combination (or another initial business combination) and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to allow the Company additional time to complete the Business Combination. Without the Charter Amendment, the Company believes that the Company may not be able to complete the Business Combination on or before December 18, 2023. If the Business Combination is not completed before December 18, 2023, and such date is not extended, the Company would be forced to liquidate.

Q:
What if I do not want to vote “FOR” the Proposals?

A:
If you do not want any of the Proposals to be approved, you may “ABSTAIN,” not vote or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting virtually or by proxy, you may vote “AGAINST” any of the Proposals, and your Common Stock will be counted for the purposes of determining whether the Proposals are approved.
However, if you fail to attend the Stockholder Meeting virtually or by proxy, or if you do attend the Stockholder Meeting virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.
Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination (or another initial business combination), but may do so in the future. The Company reserves the right at any time to cancel the Stockholder Meeting and to not (i) submit the Extension Amendment Proposal or the Trust Amendment Proposal to its stockholders and (ii) implement the Charter Amendment.

Q:
What happens if the Extension Amendment Proposal and/or the Trust Amendment Proposal are not approved?

A:
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and an initial business combination is not completed on or before December 18, 2023 and the Company’s stockholders do not approve an amendment to the Certificate of Incorporation to further extend the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of the then outstanding shares of Public Stock, which redemption will completely extinguish the rights of the public stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

The Sponsor and the Company’s independent directors waived their right to participate in any liquidation distribution with respect to the 6,900,000 shares of Class F Common Stock held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
Q:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file the Charter Amendment with the Secretary of State of the State of Delaware and will continue to attempt to consummate the Business Combination until the Deadline Date, as extended by any election of a Monthly Extension Option.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor.
Q:
If I vote for or against the Extension Amendment Proposal or the Trust Amendment Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Trust Amendment Proposal, or do not vote at all, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Am I being asked to vote on the Business Combination at this Stockholder Meeting?

A:
No. You are not being asked to vote on the Business Combination or any initial business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the record date for the stockholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your shares of Public Stock for cash in connection with the Business Combination or liquidation.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock on the Extension Amendment Proposal and the Trust Amendment Proposal (in each case, for or against) or any other proposal described in this proxy statement. As a result, the Charter Amendment can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of the New York Stock Exchange (the “NYSE”).

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Stockholders may send a later-dated, signed proxy card to Nabors Energy Transition Corp. at 515 West Greens Road, Suite 1200, Houston, TX 77067, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on December 8, 2023) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of the Extension Amendment Proposal and the Trust Amendment Proposal each requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present virtually or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either virtually or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, virtually or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.
With respect to the Extension Amendment Proposal and the Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” such proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.
With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are a stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Proposals. Accordingly, your bank, broker, or other nominee can vote your shares on the Proposals at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Proposals?

A:
Yes. After careful consideration of the terms and conditions of each of the Proposals, the Board has determined that each of the Proposals is in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” each of the Proposals.

Q:
What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
The Company’s directors and officers have interests in the Extension Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights if I object to the Extension Amendment Proposal or the Trust Amendment Proposal?

A:
No. There are no appraisal rights available to the Company’s stockholders in connection with the Extension Amendment Proposal or the Trust Amendment Proposal. However you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Trust Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:
If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Public Stock and wish to exercise your right to redeem your Public Stock, you must:

I.
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

II.
prior to 4:00 p.m., Central Time, on December 6, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Stock for cash and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

III.
deliver your Public Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Public Stock and Public Warrants prior to exercising redemption rights with respect to the Public Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Amendment, any holder of Public Stock will be entitled to request that their Public Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding shares of Public Stock. As of November 20, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.99 per share of Public Stock.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Public Stock will be distributed promptly after the Stockholder Meeting.
Any request for Redemption, once made by a holder of Public Stock, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the approval of the Board. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 4:00 p.m., Central Time, on December 6, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting).
If a holder of Public Stock properly makes a request for Redemption and the Public Stock is delivered as described above, then, the Company will redeem Public Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
If the Stockholder Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The receipt of cash by a holder of Public Stock in redemption of such stock will be a taxable event for U.S. federal income tax purposes in the case of a U.S. Holder (as defined below under the section entitled

“Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights”) and may be a taxable event for U.S. federal income tax purposes in the case of a Non-U.S. Holder (as defined below under the section entitled “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights”). Please see the discussion below under the section entitled “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights” for additional information. The tax consequences to you will depend on your own situation. You should consult your own tax advisors as to the specific tax consequences to you of the exercise of your redemption rights, including the applicability and effect of U.S. federal, state and local and non-U.S. income and other tax laws in light of your particular circumstances.
Q:
What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:
You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:
The Company will pay the cost of soliciting proxies for the Stockholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Stock for their expenses in forwarding soliciting materials to beneficial owners of Public Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: NETC.info@investor.morrowsodali.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Stock and you intend to seek Redemption of your shares, you will need to deliver your Public Stock (either physically or electronically) to the Transfer Agent at the address below prior to 4:00 p.m., Central Time, on December 6, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS
In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 22, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Charter Amendment will enable us to complete the Business Combination or another initial business combination.
Approving the Charter Amendment involves a number of risks. Even if the Charter Amendment is approved, the Company can provide no assurances that the Business Combination or another initial business combination will be consummated prior to the Deadline Date, as extended by any election of a Monthly Extension Option. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with the stockholder vote to approve the Business Combination. The fact that we will have separate redemption periods in connection with the Charter Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A Common Stock.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased. The amount of the excise tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The Biden Administration has proposed increasing the excise tax from 1% to 4%. It is unclear whether such a change in the amount of the excise tax will be enacted and, if enacted, how soon any such changes could take effect.
The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax. On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax, including with respect to some transactions in which special purpose acquisition companies like ours typically engage. The notice appears to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates; however, this interpretation is not free from doubt and the notice could be interpreted to have a narrower application. Although the notice clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs and redemptive distributions to SPAC stockholders) remain unclear and such interim operating rules are subject to change.
Because the application of this excise tax is not free from doubt, any redemption or other repurchase effected by us that occurs in connection with an initial business combination (including the Business Combination), the Extension Amendment Proposal or otherwise may be subject to this excise tax. Whether and to what extent we would be subject to the excise tax in connection with an initial business combination will depend on a number of factors, including (i) the structure of the initial business combination, (ii) the fair market value of the redemptions and repurchases in connection with the initial business combination,

(iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or any other equity issuances within the same taxable year of the initial business combination) and (iv) the content of any subsequent regulations, clarifications and other guidance issued by the Treasury.
The mechanics of any required payment of this excise tax if we do not complete the Business Combination with Vast have not been determined. However, if we are unable to complete an initial business combination and liquidate, an affiliate of the Sponsor will cause funds to be made available to us to enable us to pay any excise tax we owe under the IR Act without using proceeds from the Trust Account (including interest earned thereon). Consequently, the per share redemption price payable from the Trust Account (including interest earned thereon) to stockholders in connection with any redemptions of Public Stock (including in connection with the Extension Amendment Proposal or a liquidation) will not be reduced by any excise tax imposed on us under the IR Act.
If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Business Combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be severely restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete the Business Combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.
In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-combination business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless. We do not believe that our principal activities currently subject us to the Investment Company Act. To this end, from the time beginning with the consummation of the IPO, the proceeds held in the Trust Account have been invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.
Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets, but may hold cash items. By restricting the investment of the proceeds to these instruments and by subsequently holding all funds in the Trust Account in cash items (as described in the following paragraph), and by having a business plan targeted at acquiring and growing businesses for the long-term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we do not believe we are an “investment company” within the meaning of the Investment Company Act. Our securities are not intended for persons seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our primary business objective, which is an initial business combination; (ii) the redemption of any Public Stock properly submitted in connection with a stockholder vote to amend the Certificate of Incorporation to modify the substance or timing of our obligation to provide for the redemption of our Public Shares in connection with an initial Business Combination or to redeem 100% of our Public Stock if we do not complete our initial Business Combination within the completion window; and (iii) absent an initial business combination, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the Public Stock. Because we have invested only in permitted instruments, we believe we are not an investment company. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to consummate our initial business combination.
If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the Trust Account, we would receive less interest on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account) until the earlier of: (i) the consummation of our initial Business Combination and (ii) the distribution of the Trust Account.
If we do instruct the trustee to hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), we would receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in cash items (including in an interest bearing demand deposit account), which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.
The Business Combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of the Business Combination. Such conditions or limitations could also potentially make the Class A Common Stock less attractive to investors or cause the Company’s future investments to be subject to U.S. foreign investment regulations.
Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).
Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. businesses known as “TID U.S. Businesses” that have a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800). Certain acquisition or investment transactions involving TID U.S. Businesses may be required to make a mandatory filing with CFIUS. These transactions include those in which a foreign person receives control or certain information or governance rights in a TID U.S. Business that produces, designs, tests, fabricates, manufactures, or develops any critical technologies and/or in which a foreign government has a “substantial interest” in the foreign person receiving a “substantial interest” in a TID U.S. Business (as the term “substantial interest” is defined in 31 C.F.R. Part 800).
The Company’s sponsor is Nabors Energy Transition Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 6,725,000 shares of Class F Common Stock. The Sponsor is managed by Nabors Corporate Services, Inc., a Delaware corporation, and owned by Nabors Lux 2 S.a.r.l., a private limited liability company (société à responsabilité limitée) (“Nabors Lux”) incorporated in the Grand Duchy of Luxembourg, and Greens Road Energy LLC, a Delaware limited liability company controlled by Anthony G. Petrello, a U.S. person.
Although the Sponsor may constitute a “foreign person” under CFIUS rules and regulations and thus result in CFIUS jurisdiction over the Business Combination, we believe that a mandatory filing with CFIUS is not required. Vast is not a TID U.S. Business that produces, designs, tests, fabricates, manufactures, or develops any critical technologies. Further, no foreign person in which a foreign government has a substantial interest is receiving a substantial interest in Vast. However, if CFIUS takes a different view, then we could be subject to mandatory CFIUS review and receive monetary penalties for not filing with CFIUS. Even with no mandatory filing requirement, proceeding with the Business Combination without notifying CFIUS through a voluntary filing risks CFIUS intervention, before or after closing the Business Combination. CFIUS may send us inquiries about the Business Combination, request that the parties make a voluntary filing, or initiate a unilateral review of the Business Combination.
Although we do not believe the Business Combination represents a risk to U.S. national security concerns, CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of foreign ownership by the Sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. This will also cause you to lose any potential investment opportunity in Vast and the chance of realizing future gains on your investment through any price appreciation in the combined company. Further, there would be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of the shares of Class F Common Stock held by it.

SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS
This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the special meeting of the Company’s stockholders to be held on December 8, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about November 22, 2023 to all stockholders of record of the Company as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
Date, Time and Place of Stockholder Meeting
The Stockholder Meeting will be held on December 8, 2023, at 9:00 a.m., Central Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/naborsetcorp/ext2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
You can pre-register to attend the virtual Stockholder Meeting starting December 6, 2023, at 9:00 a.m., Central Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/naborsetcorp/ext2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (toll-free) (or +1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 4051719#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, the Company’s stockholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Certificate of Incorporation to allow the Board, without another stockholder vote, to elect to extend the Deadline Date up to three times for an additional one month each time (each such month, a “Monthly Extension Period”) (but in no event to a date later than 28 months from the closing of the IPO), provided, that the Sponsor (or its affiliates or designees), deposits $200,000 into the Trust Account for each Monthly Extension Period in exchange for a non-interest bearing, unsecured promissory note. A copy of the form of the proposed Charter Amendment is set forth in Annex A to this proxy statement;

2.
Proposal No. 2 — Trust Amendment Proposal — To amend and restate the Trust Agreement, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option. A copy of the form of the proposed Trust Amendment is set forth in Annex B to this proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, in the capital of the Company represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

Voting Power; Record Date
As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on November 1, 2023, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 16,750,641 issued and outstanding shares of Common Stock, of which 9,850,641 shares of Class A Common Stock were held by public stockholders and 6,900,000 shares of Class F Common Stock were held by the Sponsor and the Company’s independent directors. On the Record Date, there were no shares of Class B Common Stock issued and outstanding.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, virtually or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and the Company’s independent directors, who collectively own 41.2% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 1,475,321 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.
Abstentions
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and no effect on the approval of the Adjournment Proposal.
Under the applicable rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Proposals are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.
Vote Required for Approval
The approval of the Extension Amendment Proposal and the Trust Amendment Proposal each requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class.
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present virtually or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting. The shares of Class F Common Stock and Class B Common Stock are not entitled to redemption rights and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Common Stock or 41.2% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class F Common Stock, (i) approval of the Extension Amendment Proposal and the Trust Amendment Proposal will each require the affirmative vote of at least 3,987,917 shares of Public Stock (or approximately 40.5% of the Public Stock) and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 1,475,321 shares of Public Stock (or approximately 15.0% of the Public Stock) if all shares of Public Stock are represented at the Stockholder Meeting and cast votes, and will not require the affirmative vote of any additional shares of Public Stock if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes. The following table reflects the number of additional shares of Public Stock required to approve each proposal:
		Number of Additional Shares of Public Stock Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	65% of Issued and Outstanding Shares of Common Stock	3,987,917	3,987,917
Trust Amendment Proposal	65% of Issued and Outstanding Shares of Common Stock	3,987,917	3,987,917
Adjournment Proposal	Majority of Voted Stock	0	1,475,321
Voting Your Shares
If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Central Time, on December 7, 2023.
Voting Electronically.   You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/naborsetcorp/ext2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
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you may send another proxy card with a later date;

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you may notify the Company’s Chief Executive Officer in writing to Nabors Energy Transition Corp., 515 West Greens Road, Suite 1200, Houston, TX 77067, before the Stockholder Meeting that you have revoked your proxy; or

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you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Proposals. Under the bylaws of the Company, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.
If the Company does not implement the Charter Amendment or the Trust Amendment, it will not redeem any Public Stock submitted for redemption in connection with the Stockholder Meeting.
Who Can Answer Your Questions about Voting
If you are a stockholder of the Company and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NETC.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Public Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Trust Amendment Proposal. In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Amendment, any stockholder holding Public Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.99 per share of Public Stock as of November 20, 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:
(i)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and
(iii)
deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 4:00 p.m., Central Time, on December 6, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
The closing price of Public Stock on November 20, 2023 was $10.97 per share. The cash held in the Trust Account as of November 20, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, was approximately $108.2 million (including interest not previously released to the Company to pay taxes) ($10.99 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
Your right to redeem your Public Stock in connection with the Stockholder Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your Public Stock in connection with the Business Combination, which is a separate and additional redemption right available to stockholders.
If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
For a discussion of material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a Redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to the Company’s stockholders in connection with the Extension Amendment Proposal or the Trust Amendment Proposal. However holders of Public Stock may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or virtually. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers and employees may also solicit proxies virtually. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $22,500, plus associated disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL
Background
The Company is a blank check company incorporated as a Delaware corporation on March 24, 2021 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities. Our Sponsor is an affiliate of Nabors Industries Ltd. (“Nabors”; NYSE: NBR).
On November 19, 2021, the Company consummated its IPO of 27,600,000 Units at $10.00 per Unit, generating gross proceeds of $276.0 million. Each Unit consists of one share of Class A Common Stock and one half of one redeemable Public Warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The securities in the IPO were registered under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on Form S-1 (No. 333-256876). The SEC declared the registration statement effective on November 16, 2021.
Simultaneously with the closing of the IPO, the Company consummated the sale of 13,730,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $13.7 million.
Following the closing of the IPO, $281,520,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were deposited in the Trust Account.
On February 16, 2023, the Board elected to effectuate a three-month extension to extend the Deadline Date from February 18, 2023 to May 18, 2023 as permitted under the Company’s then-effective Amended and Restated Certificate of Incorporation (the “Original Charter”), and the Sponsor (or its affiliates or designees) deposited an aggregate of $2,760,000 into the Trust Account in exchange for a non-interest bearing, unsecured promissory note.
On May 11, 2023, the Company convened a special meeting (the “First Extension Meeting”) and the Company’s stockholders approved, among other things, a proposal to amend and restate the Original Charter to allow the Board, without another stockholder vote, to elect to extend the date by which the Company has to consummate an initial business combination up to seven times for an additional one month each time (but in no event to a date later than 25 months from the closing of the IPO), provided that the Sponsor (or its affiliates or designees), deposited into the Trust Account for each monthly extension, $295,519.23 in exchange for a non-interest bearing, unsecured promissory note.
At the First Extension Meeting, stockholders holding 17,749,359 shares of Public Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account (the “First Extension Redemption”). As a result, approximately $186,932,568 (or approximately $10.53 per share) was removed from the Trust Account to pay such holders, and 9,850,641 shares of Public Stock remain outstanding. Following the First Extension Meeting, the Sponsor has (or its affiliates or designees have) deposited an aggregate of approximately $2.1 million into the Trust Account to extend the Deadline Date from May 18, 2023 to December 18, 2023 pursuant to the Certificate of Incorporation.
Overview
The Company is proposing to amend its Certificate of Incorporation and the Trust Agreement to extend the Deadline Date up to three times for an additional one month each time, provided, that the Sponsor (or its affiliates or designees), deposits $200,000 into the Trust Account for each Monthly Extension Period in exchange for a non-interest bearing, unsecured promissory note.
Without the Charter Amendment, the Company believes that the Company may not be able to complete the Business Combination on or before December 18, 2023. If the Business Combination is not completed before December 18, 2023, and such date is not extended, the Company would be forced to liquidate.
As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Amendment is implemented.

A copy of the form of the proposed Charter Amendment is attached to this proxy statement as Annex A.
A copy of the form of the proposed Trust Amendment is attached to this proxy statement as Annex B.
On November 20, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.99, based on the aggregate amount on deposit in the Trust Account of approximately $108.2 million as of November 20, 2023 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the NYSE on November 20, 2023, was $10.97 . Accordingly, if the market price of the Public Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the current per share redemption price as of November 20, 2023). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before December 18, 2023.
Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal
The Certificate of Incorporation provides that the Company had until May 18, 2023 to complete its initial business combination, subject to seven one-month extensions to extend the Deadline Date until December 18, 2023 (for a total of up to 25 months from the closing of the IPO) provided that the Sponsor (or its affiliates or designees) deposits additional funds of $295,519.23 for each one-month extension into the Trust Account. The Board has previously elected to effectuate seven one-month extensions to extend the Deadline from May 18, 2023 to the Current Termination Date, and a total of $2,068,634.61, representing $295,519.23 for each such monthly extension, has been deposited into the Trust Account, each in exchange for a non-interest bearing, unsecured promissory note. The Company and its officers and directors agreed that they would not seek to amend the Certificate of Incorporation to allow for a longer period of time to complete an initial business combination unless the Company provided holders of its Public Stock with the right to seek Redemption of their Public Stock in connection therewith. The Board believes that it is in the best interests of the Company’s stockholders that the Charter Amendment be effected so that the Company will have an additional amount of time to consummate the Business Combination. Without the Charter Amendment, the Company believes that it may not be able to complete the Business Combination on or before December 18, 2023. If the Business Combination is not completed before December 18, 2023, and such date is not extended, the Company would be precluded from completing an initial business combination and would be forced to liquidate.
The Extension Amendment Proposal and the Trust Amendment Proposal are essential to allowing the Company additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are a condition to the implementation of the Charter Amendment.
If Either the Extension Amendment Proposal or the Trust Amendment Proposal is Not Approved
If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and an initial business combination is not completed on or before December 18, 2023, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish the rights of the public stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
The Sponsor and the Company’s independent directors have waived their rights to participate in any liquidation distribution with respect to the 6,900,000 shares of Class F Common Stock held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
If the Extension Amendment Proposal and the Trust Amendment Proposal are Approved
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, the Company will file the Charter Amendment with the Secretary of State of the State of Delaware in the form attached to this proxy statement as Annex A and enter into the Trust Amendment in the form attached to this proxy statement as Annex B to extend the time it has to complete the Business Combination by up to an additional three months (but in no event to a date later than 28 months from the closing of the IPO). The Company will then continue to attempt to consummate the Business Combination until the Deadline Date, as extended by any election of a Monthly Extension Option. The Company will remain a reporting company under the Exchange Act and its Public Stock and Public Warrants will remain publicly traded during this time.
You are not being asked to vote on the Business Combination or any initial business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Stock in connection with the Charter Amendment, you will retain the right to vote on the Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination) and the right to redeem your Public Stock for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated the Business Combination by the Deadline Date.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company’s stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Extension Amendment Proposal and the Trust Amendment Proposal. The Company’s stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal and the Trust Amendment Proposal:

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the fact that Nabors Lux (which certain of the Company’s officers are affiliated with) and certain of the Company’s officers and directors paid an aggregate of $9,341,500 for 9,341,000 Private Placement Warrants which, if unrestricted and freely tradable, would be valued at approximately $1.3 million (based upon the closing price of the Company’s public warrants on the NYSE on November 20, 2023), and which would otherwise be exercisable for 30 days following the closing of an initial business combination for one share of Class A Common Stock at $11.50 per share (but which are subject to a lock-up and not freely tradable for a period of six months following the closing of the Business Combination (the “Closing”)). If the Extension Amendment Proposal or Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before December 18, 2023, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants will be worthless;

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the fact that the Sponsor has invested in the Company $25,000 for 6,825,000 shares of Class F Common Stock. Assuming a trading price of $10.97 per share of Class A Common Stock (based upon the closing price of the Class A Common Stock on the NYSE on November 20, 2023), the

6,825,000 shares of Class F Common Stock would have an implied aggregate market value of approximately $74.9 million. As a result, if an initial business combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in the Company even if the Class A Common Stock loses significant value. On the other hand, if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company liquidates without completing an initial business combination on or before December 18, 2023, the Sponsor will lose its entire investment in the Company;

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the fact that the Company’s independent directors own an aggregate of 175,000 shares of Class F Common Stock that, upon forfeiture by the Sponsor, were issued to the Company’s independent directors for an aggregate of $700. Assuming a trading price of $10.97 per share of Class A Common Stock (based upon the closing price of the Class A Common Stock on the NYSE on November 20, 2023), the 175,000 shares of Class F Common Stock would have an implied aggregate market value of approximately $1.9 million;

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the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Stock) held by them if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company fails to complete the Business Combination on or before December 18, 2023;

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the indemnification of the Company’s existing officers and directors and the liability insurance maintained by the Company;

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the fact that the Sponsor (or its affiliates or designees) deposited $2,760,000 into the Trust Account in order to extend the Deadline Date from February 18, 2023 to May 18, 2023 pursuant to the Original Charter and, if the Company consummates an initial business combination, such loan will be repaid out of the proceeds of the Trust Account or, at the option of the Sponsor, converted into the Company’s warrants for $1.00 per warrant, which warrants will be identical to the Private Placement Warrants. If the Company does not consummate an initial business combination, the Company will only repay the loans from funds held outside the Trust Account, if any;

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the fact that the Sponsor (or its affiliates or designees) deposited an aggregate of approximately $2.1 million into the Trust Account in order to extend the Deadline Date from May 18, 2023 to December 18, 2023 pursuant to the Certificate of Incorporation and, if the Company consummates an initial business combination, such loan will be repaid out of the proceeds of the Trust Account or, at the option of the Sponsor, converted into the Company’s warrants for $1.00 per warrant, which warrants will be identical to the Private Placement Warrants. If the Company does not consummate an initial business combination, the Company will only repay the loans from funds held outside the Trust Account, if any;

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the fact that the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate;

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the fact that the Certificate of Incorporation provides that the Company renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any member of the Company’s management on the one hand, and the Company, on the other hand; although the Company is not aware of any such corporate opportunities not being offered to it and does not believe that waiver of the corporate opportunities doctrine has materially affected the Company’s search for an acquisition target or will materially affect the Company’s ability to complete the Business Combination;

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the fact that given the differential in the purchase price that the Sponsor and the Company’s independent directors paid for the shares of Class F Common Stock as compared to the price of the units sold in the IPO and the 3,000,000 ordinary shares in Vast (the “Vast Ordinary Shares”) that the Sponsor and the Company’s independent directors will receive upon exchange of the shares of Class F Common Stock in connection with the Business Combination (excluding the 1,500,000 Vast Ordinary Shares to be issued by Vast to the Sponsor pursuant to the Nabors Backstop Agreement (the “Accelerated Earnback Shares”) and the Vast Ordinary Shares that may be issued to the Sponsor upon the achievement of certain share price targets), the Sponsor and the Company’s independent directors may earn a positive rate of return on their investment even if the Vast Ordinary Shares trade below the price initially paid for the units sold in the IPO and the holders of shares of Public Stock experience a negative rate of return following the completion of the Business Combination;
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the fact that certain officers and directors of the Company are officers and directors of both Nabors and the Company, and Nabors and its affiliates have interests in Vast and in the Business Combination that differ from those of the Company’s stockholders, as described below;

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the fact that concurrently with the signing of the Business Combination Agreement, Nabors Lux entered into subscription agreements with Vast, pursuant to which Nabors Lux agreed to purchase up to $5.0 million of senior convertible notes and up to $15.0 million of Vast Ordinary Shares (reduced dollar for dollar by the proceeds received from Nabors Lux pursuant to its notes subscription agreement);

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the fact that, on October 19, 2023, Nabors Lux entered into a notes subscription agreement with Vast pursuant to which, among other things, Nabors Lux agreed to subscribe for and purchase an additional $2.5 million of senior convertible notes, which are convertible into an equivalent number of Vast Ordinary Shares at $10.20 per share (the “Incremental Funding”), and will receive 350,000 Vast Ordinary Shares, which the parties valued at approximately $3.57 million based off of a $10.20 price per Vast Ordinary Share, as a commitment fee for the Incremental Funding at the closing of the Business Combination (the “Closing”). Nabors Lux’s commitment under its equity subscription agreement will be reduced, dollar-for-dollar, by the Incremental Funding;

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the fact that, on October 19, 2023, Nabors Lux entered into a Backstop Agreement with Vast (the “Nabors Backstop Agreement”), pursuant to which Nabors Lux agreed to purchase up to $15.0 million of Vast Ordinary Shares at a purchase price of $10.20 per share (the “Nabors Backstop”). The Nabors Backstop will serve as a backstop for redemptions of Class A Common Stock by holders of shares of Public Stock in connection with the Business Combination and subsequent capital raised by Vast prior to or in connection with Closing from certain additional third parties. Accordingly, the amount invested by Nabors Lux pursuant to the Nabors Backstop will be reduced below $15 million, dollar-for-dollar, by (i) the balance of the cash remaining in the Trust Account after giving effect to any redemptions of the Class A Common Stock by the holders of shares of Public Stock in connection with the Business Combination and (ii) amounts invested by investors other than Nabors Lux and certain additional investors. Therefore, the Nabors Backstop may not ultimately be funded in full or at all. The Sponsor will receive the Accelerated Earnback Shares at the Closing;

•
the fact that Nabors will (i) have a consent right over all debt or equity capital raised by Vast (excluding certain issuances of securities pursuant to (1) compensatory stock or option plans, (2) contracts existing as of the date of the Nabors Backstop Agreement, (3) securities issued pursuant to convertible securities issued or issuable pursuant to agreements existing as of the date of the Nabors Backstop Agreement and (4) a bona fide merger or acquisition with an unrelated third party that is, itself, directly or indirectly, an operating company or an owner of an asset in a business synergistic with the business of Vast) until the earlier to occur of (A) the third anniversary of the Closing and (B) the date on which Vast’s equity market capitalization equals or exceeds $1 billion (such date, the “Additional Rights Expiration Date”), (ii) if, prior to (A) the date that is six months following the Closing, any investor, or (B) the date that is nine months following the Closing, certain investors, invests in equity or debt interests of Vast on terms that are more favorable to such investor from a financial perspective than the terms applicable to Nabors Lux under the Nabors Backstop Agreement, as determined by Nabors in its reasonable discretion (any such investment within the specified time periods, a “Superior Capital Raise”), have the right (1) if the investor in such Superior Capital Raise receives Vast Ordinary Shares at a price less than the price paid by Nabors Lux under the Nabors Backstop Agreement (the “Lower Capital Price”), to receive a make-whole issuance of shares so that the aggregate number of Vast Ordinary Shares received by Nabors and its affiliates for their investment under the Nabors Backstop Nabors is equal to the number of Vast Ordinary Shares they would have received had the price for all such shares been the Lower Capital Price and (B) if the investor in such Superior Capital Raise receives any security other than Vast Ordinary Shares, to exchange, to the extent there would not be significant impediments to the timely consummation of such an exchange, the equity interests (and the debt interests received in exchange for equity interests in a prior exchange under this provision) still held by Nabors (and its affiliates) that were purchased pursuant to the Nabors Backstop Agreement (excluding any shares that were issued as the Accelerated Earnback Shares) for debt or equity interests on the terms issued in the Superior Capital Raise, so that Nabors (or its affiliates) hold the debt or equity interests they would have held had the investment under the Nabors Backstop Agreement been conducted on the terms of the Superior Capital Raise, in each case, as further described and subject to the conditions set forth in the Shareholder and Registration Rights Agreement to be entered into concurrently with the Closing and (iii) have the right to designate two directors to the board of directors of Vast (“Vast Board”) until the Additional Rights Expiration Date;
•
the fact that concurrently with the signing of the Business Combination Agreement, Vast and Nabors Corporate Services, Inc., an affiliate of the Sponsor (“Nabors Corporate”), entered into the Services Agreement (the “Services Agreement”), pursuant to which Nabors Corporate will be entitled to certain fees set forth in statements of work entered into thereunder and the reimbursement of out-of-pocket costs and expenses in exchange for providing services related to operations, engineering, design planning and other operational or technical matters to Vast, and that such Services Agreement is not contingent upon the completion of the Business Combination, and consequently, Nabors, and the officers, directors and investors in the Company who are officers, directors or investors in Nabors, may indirectly benefit from this arrangement;

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the fact that concurrently with the signing of the Business Combination Agreement, Vast and Nabors Energy Transition Ventures LLC (“NETV”) entered into the Joint Development and License Agreement (the “Development Agreement”), pursuant to which NETV will license certain of Vast’s intellectual property and Vast and NETV will work together on a project-by-project basis to develop products and/or equipment related to solar power generation with NETV receiving payments as detailed in independent projects budgets entered into thereunder, and that such Development Agreement is not contingent upon the completion of the Business Combination, and consequently, Nabors, and the officers, directors and investors in the Company who are officers, directors or investors in Nabors, may indirectly benefit from this arrangement;

•
the fact that for so long as Nabors and its affiliates beneficially own at least 50% of the Vast Ordinary Shares that Nabors and its affiliates own immediately following the Closing, the Sponsor will have the right to designate one director to serve on the Vast Board;

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the fact that each of (i) William Restrepo, an executive officer of the Company and Nabors, (ii) John Yearwood, a director of the Company and Nabors and (iii) Colleen Calhoun, a director of the Company, are expected to be appointed to the Vast Board at the Closing;

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the fact that certain prior relationships between Nabors and Vast exist, including (i) Nabors’ minority investment of less than 5% in Natron Energy, Inc. (“Natron”) and Natron’s existing letter of intent for Vast to acquire up to 13,500 of Natron’s sodium-ion batteries and (ii) Nabors’ minority investment of less than 10% in Sage Geosystems Inc. (“Sage”) and Sage’s existing memorandum of understanding to evaluate opportunities to collaborate with Vast;

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the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Business Combination is not consummated on or before December 18, 2023. As of the date of this proxy statement, there are no loans extended, fees due or outstanding out of pocket expenses for which the Company’s officers and directors or the Sponsor are awaiting reimbursement, except as described herein; and

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the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.20 per share of Public Stock, or such lesser amount per share of Public Stock as is in the Trust Account on the liquidation date, by the claims of (a) any third party (other than the Company’s independent public accountants) for services rendered or products sold to the Company or (b) a prospective target business with which the Company has entered into an acquisition agreement, but only if such a third party or target business has not executed a waiver of all rights to seek access to the Trust Account. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.
Additional information regarding the interests of the Sponsor and the Company’s officer and directors in the Business Combination will be contained in the proxy statement/prospectus to be filed with the SEC.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Trust Amendment Proposal. In connection with the Extension Amendment Proposal and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Amendment, any stockholder holding shares of Public Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.99 per share as of November 20, 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section and the Extension Amendment Proposal is approved and implemented, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:
(i)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)
deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 4:00 p.m., Central Time, on December 6, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
The closing price of Public Stock on November 20, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.97 per share. The cash held in the Trust Account on such date was approximately $108.2 million (including interest not previously released to the Company to pay taxes) ($10.99 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal and the Trust Amendment Proposal each requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” each of the Extension Amendment Proposal and the Trust Amendment Proposal.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and an initial business combination is not completed on or before December 18, 2023 and the Company’s stockholders do not approve an amendment to the Certificate of Incorporation to further extend the Deadline Date, the Company will be required by its Certificate of Incorporation to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of the then outstanding Public Stock, which redemption will completely extinguish the rights of the public stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Common Stock or 41.2% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class F Common Stock, approval of the Extension Amendment Proposal and the Trust Amendment Proposal will each require the affirmative vote of at least 3,987,917 shares of Public Stock (or approximately 40.5% of the Public Stock).
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that both the Extension Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. The Board has approved and declared advisable adoption of both the Extension Amendment Proposal and the Trust Amendment Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL
Overview
The Company is asking stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Extension Amendment Proposal or the Trust Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal. In such events, the Charter Amendment would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present virtually or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Common Stock or 41.2% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any shares of Common Stock directly. As a result, in addition to the shares of Class F Common Stock, approval of the Adjournment Proposal will require the affirmative vote of at least 1,475,321 shares of Public Stock (or approximately 15.0% of the Public Stock) if all shares of Public Stock are represented at the Stockholder Meeting and cast votes, and will not require the affirmative vote of any additional shares of Public Stock if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of the material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of Public Stock whose Public Stock is redeemed for cash if the Charter Amendment is implemented. This discussion applies only to Public Stock that is held as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the provisions of the Code, U.S. Treasury regulations, administrative rules and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. We have not sought, and do not intend to seek, any rulings from the U.S. Internal Revenue Service (“IRS”) with respect to the statements made and the positions or conclusions described in this discussion. Such statements, positions and conclusions are not free from doubt, and there can be no assurance that your tax advisor, the IRS or a court will agree with such statements, positions and conclusions.
The following discussion does not purport to be a complete analysis of all potential tax effects resulting from any redemptions to holders of Public Stock. Furthermore, it does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any U.S. state or local or non-U.S. tax laws, any tax treaties or any tax considerations applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:
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banks, insurance companies or other financial institutions;

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tax-exempt or governmental organizations;

•
“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code (or any entities all of the interests of which are held by a qualified foreign pension fund);

•
dealers in securities or foreign currencies;

•
U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•
traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

•
“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•
partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•
persons deemed to sell our Public Stock under the constructive sale provisions of the Code;

•
persons that acquired our Public Stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•
persons that hold our Public Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

•
certain former citizens or long-term residents of the United States;

•
except as specifically provided below, persons that actually or constructively hold 5% or more (by vote or value) of our Public Stock;

•
holders of our Class F Common Stock and Private Placement Warrants; and

•
our officers or directors.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our Public Stock, the tax treatment of a partner in such partnership generally will depend upon the status of the partner, upon the activities of the partnership and upon certain determinations made at the partner level. Accordingly, partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Public Stock should consult with their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.
HOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY U.S. STATE OR LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
For purposes of this discussion, a “U.S. Holder” is a holder that, for U.S. federal income tax purposes, is:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” is a holder that is, for U.S. federal income tax purposes, an individual, corporation, estate or trust that is not a U.S. Holder.
“U.S. Holders” and “Non-U.S. Holders” are referred to collectively herein as “Holders.”
U.S. Holders
In the event that a U.S. Holder’s Public Stock is redeemed pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of Public Stock under Section 302 of the Code. If the redemption qualifies as a sale of Public Stock, the U.S. Holder will be treated as described below under “— Gain or Loss on Redemption Treated as a Sale of Public Stock.” If the redemption does not qualify as a sale of Public Stock, the U.S. Holder will be treated as receiving a distribution from the Company with the tax consequences described below under “— Taxation of Redemption Treated as a Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held directly, indirectly or constructively by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning the Company’s warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Public Stock generally will be treated as a sale of Public Stock (rather than as a distribution from the Company) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests is satisfied, a U.S. Holder takes into account not only Public Stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include the Public Stock that could be acquired pursuant to the exercise of the Company’s warrants.
In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of

Public Stock must, among other requirements, be less than 80% of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to the Business Combination, the Public Stock might not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test might not be applicable.
There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Public Stock actually and constructively owned by the U.S. Holder is redeemed or (ii) all of the Public Stock actually owned by the U.S. Holder is redeemed, the U.S. Holder is eligible to waive (and effectively waives in accordance with specific rules) the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock (including stock constructively owned by the U.S. Holder as a result of owning the Company’s warrants).
The redemption of Public Stock will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests is satisfied, the redemption will be treated as a distribution from the Company and the tax considerations will be as described below under “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of a U.S. Holder in the redeemed Public Stock will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Company warrants or possibly in other Public Stock constructively owned by it.
U.S. Holders who actually or constructively own 5% or more of Public Stock (by vote or value) may be subject to special reporting requirements with respect to a redemption of Public Stock, and such holders should consult with their own tax advisors with respect to their reporting requirements.
Gain or Loss on Redemption Treated as a Sale of Public Stock
If a redemption of a U.S. Holder’s Public Stock is treated as a sale of such Public Stock, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received by such U.S. Holder in such redemption and (ii) such U.S. Holder’s adjusted tax basis in its Public Stock redeemed therefor. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Stock redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Stock may be deemed to be a limitation of a stockholder’s risk of loss and suspend the running of the applicable holding period of such stock for this purpose. If the running of the holding period for the Public Stock is suspended, U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment with respect to their Public Stock. If the one-year holding period requirement is not satisfied, any gain on the redemption of the Public Stock would be short-term capital gain that is taxed at regular ordinary income tax rates. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitations.
Taxation of Redemption Treated as a Distribution
If a redemption of a U.S. Holder’s Public Stock is not treated as a sale of such Public Stock, the U.S. Holder generally will be treated as receiving a distribution of cash from the Company. Any such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a non-taxable return of capital to the extent of a U.S. Holder’s adjusted tax basis in its Public Stock, that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of Public Stock and will be treated as described above under “— Gain or Loss on Redemption Treated as a Sale of Public Stock.”
Distributions treated as dividends that the Company pays to a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividend income” that will be subject to U.S. federal income tax at the preferential tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Stock may be deemed to be a limitation of a stockholder’s risk of loss and prevent a U.S. Holder from satisfying the applicable holding period requirements. If the holding period requirements are not satisfied, a corporate U.S. Holder may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and a non-corporate U.S. Holder may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income. U.S. Holders should consult with their own tax advisors regarding the availability of the dividends received deduction or the lower preferential income tax rate for qualified dividend income for any redemption treated as a distribution.
Information Reporting and Backup Withholding
Information reporting requirements generally will apply to amounts received by a U.S. Holder, unless the U.S. Holder is an exempt recipient and certifies to such exempt status. Backup withholding may apply to such amounts if the U.S. Holder fails to provide a taxpayer identification number or a certification of exempt status, or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).
Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.
Non-U.S. Holders
The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Public Stock pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Redemption Rights” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Public Stock, as described above under “— U.S. Holders,” and the consequences of the redemption to the Non-U.S. Holder will correspond to that described below under “— Gain or Loss on Redemption Treated as a Sale of Public Stock” and “— Taxation of Redemption Treated as a Distribution,” as applicable. It is possible that because the applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. Holder’s Public Stock, the withholding agent might treat the redemption as a distribution subject to withholding tax.
Gain or Loss on Redemption Treated as a Sale of Public Stock
Subject to the discussion below under “— Information Reporting and Backup Withholding,” if a redemption of a Non-U.S. Holder’s Public Stock is treated as a sale of such Public Stock, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any gain realized unless:
•
the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the sale or disposition occurs and certain other conditions are met;

•
the gain is effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States); or

•
such Public Stock constitute United States real property interests by reason of the Company’s status as a “United States real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes (subject to certain exceptions for stock considered to be regularly traded on an established securities market), and as a result such gain is treated as effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States.

A Non-U.S. Holder described in the first bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses.
A Non-U.S. Holder whose gain is described in the second bullet point above or, subject to the exceptions described in the next paragraph, the third bullet point above generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons unless an applicable income tax treaty provides otherwise. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes whose gain is described in the second bullet point above, such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty).
Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. The Company believes that it currently is not, and has not been at any time during the applicable testing period, a USRPHC for U.S. federal income tax purposes.
Taxation of Redemption Treated as a Distribution
If a redemption of a Non-U.S. Holder’s Public Stock is not treated as a sale of such Public Stock, the Non-U.S. Holder generally will be treated as receiving a distribution of cash from the Company. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent such distributions exceed the Company’s current and accumulated earnings and profits, the distributions will be treated as a non-taxable return of capital to the extent of the Non-U.S. Holder’s tax basis in its Public Stock and thereafter as capital gain from the sale or exchange of such Public Stock, which will be treated as described above under “— Gain or Loss on Redemption Treated as a Sale of Public Stock.” Subject to the withholding requirements under FATCA (as defined and discussed below) and with respect to effectively connected dividends (as discussed below), any distribution made to a Non-U.S. Holder on its Public Stock generally will be subject to U.S. withholding tax at the rate of 30% of the gross amount of the distribution unless an applicable income tax treaty provides for a lower rate. To receive the benefit of a reduced treaty rate, a Non-U.S. Holder must provide the applicable withholding agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form) certifying its qualification for the reduced rate.
Dividends paid to a Non-U.S. Holder that are effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, are treated as attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States) generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons. Such effectively connected dividends will not be subject to U.S. withholding tax if the Non-U.S. Holder satisfies certain certification requirements by providing the applicable withholding agent with a properly executed IRS Form W-8ECI certifying its eligibility for an exemption. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes, it may also be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty) on its effectively connected earnings and profits (as adjusted for certain items), which will include effectively connected dividends.
Information Reporting and Backup Withholding
Any amounts paid to a Non-U.S. Holder that are treated as dividends must be reported annually to the IRS and to the Non-U.S. Holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. Holder resides or is established. Such amounts generally will not be subject to backup withholding if the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form).
Amounts paid to a Non-U.S. Holder that are treated as the proceeds from a sale or other disposition by a Non-U.S. Holder of Public Stock effected by or through a U.S. office of a broker generally will be subject to information reporting and backup withholding (at the applicable rate) unless the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a sale or other disposition of Public Stock effected outside the United States by or through a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the Non-U.S. Holder is not a United States person and certain other conditions are met, or the Non-U.S. Holder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the disposition of Public Stock effected outside the United States by such broker if it has certain relationships within the United States.
Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.
Additional Withholding Requirements under FATCA
Sections 1471 through 1474 of the Code, and the U.S. Treasury regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any amounts treated as dividends on Public Stock and, subject to the proposed U.S. Treasury regulations discussed below, on amounts treated as proceeds from sales or other dispositions of Public Stock, if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E) or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. While gross proceeds from a sale or other disposition of Public Stock paid after January 1, 2019 would have originally been subject to withholding under FATCA, proposed U.S. Treasury regulations provide that such payments of gross proceeds do not constitute withholdable payments. Taxpayers may generally rely on these proposed U.S. Treasury regulations until they are revoked or final U.S. Treasury regulations are issued. Holders should consult with their own tax advisors regarding the effects of FATCA with respect to their Public Stock.
THE FOREGOING DISCUSSION IS NOT A COMPREHENSIVE DISCUSSION OF ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF ANY REDEMPTION TO HOLDERS OF PUBLIC STOCK, AND IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY U.S. STATE OR LOCAL OR NON-U.S. JURISDICTION. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF ANY REDEMPTION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME, ALTERNATIVE MINIMUM TAX AND OTHER TAX LAWS (AND OF ANY POTENTIAL FUTURE CHANGES THERETO).

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY
References in this section to “we,” “our,” or “us” refer to Nabors Energy Transition Corp.
General
We are a blank check company incorporated on March 24, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies. We have also neither engaged in any operations nor generated any revenue to date.
Our Sponsor is an affiliate of Nabors, which owns and operates one of the world’s largest land-based drilling rig fleets and provides offshore platform rigs and related services in the United States and several international markets.
IPO and Private Placement
On November 19, 2021, the Company consummated its IPO of 27,600,000 Units at $10.00 per Unit, generating gross proceeds of approximately $276.0 million. Each Unit consists of one share of Class A Common Stock and one half of one redeemable Public Warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The securities in the IPO were registered under the Securities Act, on a registration statement on Form S-1 (No. 333-256876). The SEC declared the registration statement effective on November 16, 2021.
Simultaneously with the closing of the IPO, the Company consummated the sale of 13,730,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $13.7 million.
Following the closing of the IPO, $281,520,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, or in an interest bearing demand deposit account until the earlier of: (i) the completion of its initial business combination and (ii) the distribution of the Trust Account.
Prior Extensions
On February 16, 2023, the Board elected to effectuate a three-month extension to extend the Deadline Date from February 18, 2023 to May 18, 2023 as permitted under the Original Charter, and the Sponsor (or its affiliates or designees) deposited an aggregate of $2,760,000 into the Trust Account in exchange for a non-interest bearing, unsecured promissory note.
On May 11, 2023, the Company convened the First Extension Meeting and the Company’s stockholders approved, among other things, a proposal to amend and restate the Original Charter to allow the Board, without another stockholder vote, to elect to extend the date by which the Company has to consummate an initial business combination up to seven times for an additional one month each time (but in no event to a date later than 25 months from the closing of the IPO), provided that the Sponsor (or its affiliates or designees), deposited into the Trust Account for each monthly extension, $295,519.23 in exchange for a non-interest bearing, unsecured promissory note.
At the First Extension Meeting, stockholders holding 17,749,359 shares of Public Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $186,932,568 (or approximately $10.53 per share) was removed from the Trust Account to pay such holders, and 9,850,641 shares of Public Stock remain outstanding. Following the First Extension Meeting, the Sponsor has (or its affiliates or designees have) deposited an aggregate of approximately $2.1 million into the Trust Account to extend the Deadline Date from May 18, 2023 to December 18, 2023 pursuant to the Certificate of Incorporation.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s Common Stock, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of Common Stock;

•
each of the Company’s officers and directors; and

•
all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 16,750,641 shares of Common Stock, consisting of (i) 9,850,641 shares of Class A Common Stock, (ii) 6,900,000 shares of Class F Common Stock and (iii) no shares of Class B Common Stock, issued and outstanding as of the Record Date. The table below does not reflect record or beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of the Record Date.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
Name and Address of Beneficial Owner(1)	Class A Common Stock	Class F Common Stock	Approximate Percentage of Outstanding Common Stock
Nabors Energy Transition Sponsor LLC(2)(3)	—	6,725,000	40.1%
Anthony G. Petrello(2)(3)	—	6,725,000	40.1%
William J. Restrepo(3)(4)	1,500	—	—
Siggi Meissner(3)	—	—	—
Guillermo Sierra(3)	—	—	—
John Yearwood(3)	—	—	—
Maria Jelescu Dreyfus	—	75,000	*
Colleen Calhoun	—	50,000	*
Jennifer Gill Roberts	—	50,000	*
All executive officers and directors as a group (8 individuals)	1,500	6,900,000	41.2%
Saba Capital Management, L.P.(5)	2,663,066	—	15.9%
Sculptor Capital LP(6)	1,494,305	—	8.9%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 515 West Greens Road, Suite 1200, Houston, Texas 77067.

(2)
Interests shown consist solely of founder shares, classified as shares of Class F Common Stock. Such shares will automatically convert into shares of Class B Common Stock at the time of the consummation of our initial business combination on a one-for-one basis, or earlier at the option of the holder, subject to forfeiture. Prior to and following our initial business combination, each share of Class B Common Stock will be convertible, at the option of the holder, into one share of our Class A Common Stock, subject to adjustment.

(3)
Nabors Energy Transition Sponsor LLC is the record owner of 6,725,000 shares of Class F Common Stock, which are automatically convertible into shares of Class B Common Stock at the time of the Company’s initial business combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, and do not have an expiration date. The Class F Common Stock may be deemed to be indirectly owned by Nabors Lux and Greens Road Energy LLC who are the members of Nabors Energy Transition Sponsor LLC, and Anthony G. Petrello, who controls Remington SPAC I, LLC, which is the manager of Greens Road Energy LLC. Nabors Lux is a wholly owned subsidiary of Nabors Industries Ltd. and affiliate of Nabors Energy Transition Sponsor LLC. Mr. Petrello is the Chairman, President and Chief Executive Officer of Nabors Industries Ltd. As a result of these relationships, each of Nabors Lux, Greens Road Energy LLC and Anthony G. Petrello may be deemed to have or share beneficial ownership of the securities held directly by Nabors Energy Transition Sponsor LLC. Each of Nabors Energy Transition Sponsor LLC, Nabors Lux, Greens Road Energy LLC and Anthony G. Petrello disclaim beneficial ownership of such securities except to the extent of their direct ownership. Prior to and following the initial business combination, the shares of Class B Common Stock will be convertible, at the option of the holder, into shares of Class A Common Stock.

(4)
Represents 1,500 shares of Class A Common Stock indirectly beneficially owned by Mr. Restrepo through his child. Mr. Restrepo disclaims beneficial ownership of such securities except to the extent of his direct ownership and pecuniary interest therein.

(5)
According to a Schedule 13G/A filed with the SEC on February 14, 2023 by Saba Capital Management, L.P. a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein (together, the “Saba Reporting Persons”), the Reporting Persons have entered into a Joint Filing Agreement, dated November 26, 2021, pursuant to which the Saba Reporting Persons have agreed to file the Schedule 13G/A and any subsequent amendments jointly in accordance with the provisions of Rule 13d-1(k)(1) under the Act. The Saba Reporting Persons have shared voting power and shared dispositive power of 2,663,066 shares of Class A Common Stock. The address of the business office of each of the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174. The report was filed with the SEC prior to the First Extension Redemption in connection with the First Extension Meeting and, as a result, may not reflect such stockholder’s current holdings.

(6)
According to a Schedule 13G/A filed with the SEC on February 14, 2023 by Sculptor Capital LP, a Delaware limited partnership (“Sculptor”), Sculptor Capital II LP, a Delaware limited partnership (“Sculptor-II”), Sculptor Capital Holding Corp., a Delaware corporation (“SCHC”), Sculptor Capital Holding II LLC, a Delaware corporation (“Sculptor-II”), Sculptor Capital Management, Inc., a Delaware corporation (“SCU”), Sculptor Master Fund, Ltd., a Cayman Islands company, Sculptor Special Funding, LP, a Cayman Islands exempted limited partnership, Sculptor Credit Opportunities Master Fund, Ltd., a Cayman Islands company, and Sculptor SC II LP, a Delaware limited partnership (together, the “Sculptor Reporting Persons”), the shares reported herein are directly owned by Sculptor and Sculptor-II as investment managers to a number of private funds and discretionary accounts. SCHC-II serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. SCHC serves as the sole general partner of Sculptor. SCU is the sole shareholder of SCHC. The Sculptor Reporting Persons have shared voting power and shared dispositive power of 1,494,305 shares of Class A Common Stock. The address of the business office of each of the Sculptor Reporting Persons is 9 West 57 Street, 39 Floor, New York, NY 10019. The report was filed with the SEC prior to the First Extension Redemption in connection with the First Extension Meeting and, as a result, may not reflect such stockholder’s current holdings.

HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Nabors Energy Transition Corp., 515 West Greens Road, Suite 1200, Houston, TX 77067, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at Nabors Energy Transition Corp., 515 West Greens Road, Suite 1200, Houston, TX 77067 or by telephone at (817) 698-9901.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NETC.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than December 1, 2023.

ANNEX A
FORM OF
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NABORS ENERGY TRANSITION CORP.
[•], 2023
Nabors Energy Transition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “Nabors Energy Transition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 24, 2021. An amended and restated certificate of incorporation was filed with the Office of the Secretary of State of the State of Delaware on November 16, 2021. A second amended and restated certificate of incorporation was filed with the Office of the Secretary of State of the State of Delaware on May 12, 2023 (the “Second Amended and Restated Certificate”).
2.   This Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”), which both restates and amends the provisions of the Second Amended and Restated Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of the Corporation’s stockholders in accordance with Section 211 of the DGCL.
3.   The text of the Second Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is Nabors Energy Transition Corp. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses or entities (a “Business Combination”).
ARTICLE III
REGISTERED AGENT
The street address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, New Castle County, Wilmington, Delaware 19801, and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.
ARTICLE IV
CAPITALIZATION
Section 4.1   Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 605,000,000 shares, consisting of (a) 600,000,000 shares of common stock (the “Common Stock”), including (i) 500,000,000 shares of Class A Common Stock (the “Class A Common Stock”), (ii) 50,000,000 shares of Class B

Common Stock (the “Class B Common Stock”) and (iii) 50,000,000 shares of Class F Common Stock (the “Class F Common Stock”) and (b) 5,000,000 shares of preferred stock (the “Preferred Stock”).
Section 4.2   Preferred Stock.   Subject to Article IX of this Third Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3   Common Stock.
(a)   Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), (i) prior to the initial Business Combination, the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the stockholders generally are entitled to vote (provided, that, holders of outstanding shares of Class F Common Stock shall have the exclusive right to elect, remove and replace any director and neither the holders of Class A Common Stock nor holders of Class B Common Stock shall have any right to vote on the election, removal or replacement of any director) and (ii) following the initial Business Combination, (A) holders of shares of Class A Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which holders of shares of Common Stock are entitled to vote and (B) holders of shares of Class B Common Stock shall be entitled to ten votes for each such share on each matter properly submitted to the stockholders on which holders of shares of Common Stock are entitled to vote.
(b)   Except as may otherwise be required by law, this Third Amended and Restated Certificate or as may otherwise be provided in any Preferred Stock Designation, the holders of outstanding shares of Class A Common Stock, the holders of outstanding shares of Class B Common Stock and the holders of outstanding shares of Class F Common Stock, will vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, and irrespective of the provisions of Section 242(b)(2) of the DGCL, any proposed amendment to this Third Amended and Restated Certificate required to be voted on by the stockholders of the Corporation that would (x) increase (i) the number of authorized shares of Common Stock or any series thereof, (ii) the number of authorized shares of Preferred Stock or any series thereof or (iii) the number of authorized shares of any other class or series of capital stock hereafter established or (y) decrease (i) the number of authorized shares of Common Stock or any series thereof, (ii) the number of authorized shares of Preferred Stock or any series thereof or (iii) the number of authorized shares of any other class or series of capital stock hereafter established (but, in each case, not below the number of shares of such class or series of capital stock, as the case may be, then outstanding), and, except as otherwise provided in a Preferred Stock Designation with respect to any series of Preferred Stock, no separate class or series vote or consent of the holders of shares of any class or series of capital stock will be required for the approval of any such matter, and such stockholders will not be allowed to cumulate their votes.
(c)   (i) Shares of Class F Common Stock are convertible into shares of Class B Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) and shall automatically convert into Class B Common Stock at the time of the closing of the initial Business Combination, or earlier at the option of the holder. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the Initial Conversion Ratio and shall be convertible at the option of the holder into Class A Common Stock prior to and following the closing of the initial Business Combination.
(ii)   Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock or Equity-linked Securities (as defined below) are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class B Common

Stock are convertible into shares of Class A Common Stock, at the option of the holder, prior to or at the time of the closing of the initial Business Combination at a ratio for which:
•
the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any Equity-linked Securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any securities issued or issuable to any seller in the initial Business Combination) plus (B) the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination (inclusive of any shares of Class B Common Stock issuable upon conversion of any shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination); and

•
the denominator shall be the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination (inclusive of any shares of Class B Common Stock issuable upon conversion of any shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination).

(iii)   Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class B Common Stock or Equity-linked Securities are issued or deemed issued in excess of the amounts sold in the Offering and related to the closing of the initial Business Combination, all issued and outstanding shares of Class F Common Stock shall automatically convert into shares of Class B Common Stock at the time of the closing of the initial Business Combination at a ratio for which:
•
the numerator shall be equal to the sum of (A) 25% of all shares of Class B Common Stock issued or issuable (upon the conversion or exercise of any Equity-linked Securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any securities issued or issuable to any seller in the initial Business Combination) plus (B) the number of shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

•
the denominator shall be the number of shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination.

For purposes of this Third Amended and Restated Certificate, “Equity-linked Securities” shall mean any securities of the Corporation or any of the Corporation’s subsidiaries which are convertible into, or exchangeable or exercisable for, equity securities of the Corporation or such subsidiary, including any securities issued by the Corporation or any of the Corporation’s subsidiaries which are pledged to secure any obligation of any holder to purchase equity securities of the Corporation or any of the Corporation’s subsidiaries.
Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustments to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock, Class B Common Stock or Equity-linked Securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock and Class F Common Stock then outstanding (without the necessity of calling, noticing or holding a meeting of holders of Class B Common Stock and Class F Common Stock), consenting or agreeing together as a single class (and, for purposes of this Section 4.3(c)(iii), voting on a fully diluted basis such that each share of Class F Common Stock shall be entitled to ten votes), (ii) in no event may the Class F Common Stock convert into Class B Common Stock at a ratio that is less than one-for-one, and (iii) in no event may the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Third Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock and Class F Common Stock.

Each share of Class F Common Stock shall convert into its pro rata number of shares of Class B Common Stock pursuant to this Section 4.3(c). The pro rata share for each holder of Class F Common Stock will be determined as follows: Each share of Class F Common Stock shall convert into such number of shares of Class B Common Stock as is equal to the product of one multiplied by a fraction, the numerator of which shall be the total number of shares of Class B Common Stock into which all of the issued and outstanding shares of Class F Common Stock shall be converted pursuant to this Section 4.3(c) and the denominator of which shall be the total number of issued and outstanding shares of Class F Common Stock at the time of conversion.
Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(c). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(g) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.
(d)   Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors (provided, that, prior to the consummation of the initial Business Combination, holders of outstanding shares of Class F Common Stock shall have the exclusive right to elect, remove and replace any director and neither the holders of Class A Common Stock nor the holders of Class B Common Stock shall have any right to vote on the election, removal or replacement of any director) and on all other matters properly submitted to a vote of the stockholders, and no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof. Notwithstanding the foregoing, except as otherwise required by law or this Third Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
(e)   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.
(f)   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.
(g)   Notwithstanding anything to the contrary herein, the holders of Class B Common Stock and Class F Common Stock shall not be entitled to any: (i) right, title, interest or claim of any kind in or to any monies held in the Trust Account (as defined below), including upon a liquidation, dissolution or winding up of the Corporation, (ii) Redemption Rights (as defined below) in connection with the consummation of an initial Business Combination, or (iii) redemption rights pursuant to Section 9.7 hereof in connection with a stockholder vote seeking to amend this Third Amended and Restated Certificate (A) in a manner that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares (as defined below) if the Corporation has not completed an initial Business Combination within 25 months (or up to 28 months if the Corporation extends the period of time to consummate its initial Business

Combination in accordance with Section 9.1(c)) from the closing of the Offering, or (B) with respect to any other material provision relating to the rights of holders of the Class A Common Stock or pre-initial Business Combination activity.
(h)   (i) Prior to the consummation of the initial Business Combination, for so long as any shares of Class F Common Stock remain outstanding, the Corporation will not have the power, without the prior affirmative vote or consent of both (A) the holders of a majority of the shares of Class F Common Stock then outstanding, voting as a separate class and (B) to the extent any shares of Class B Common Stock are outstanding, the holders of a majority of the shares of Class F Common Stock and Class B Common Stock then outstanding, voting as a single class (and, for purposes of this Section 4.3(h)(i), voting on a fully diluted basis such that each share of Class F Common Stock shall be entitled to ten votes), to amend, alter or repeal any provision of this Third Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, option or other specials rights of the Class F Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class F Common stock, voting as a separate class, or of the holders of Class F Common Stock and Class B Common Stock, voting as a single class, as applicable, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders, as applicable, having not less than the minimum numbers of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class F Common Stock, voting as a separate class, or all shares of Class F Common Stock and Class B Common Stock, voting as a single class, as applicable, were present and voted.
(ii)   Prior to the consummation of the initial Business Combination, the Corporation will not have the power, without the prior affirmative vote or consent of both (A) the holders of a majority of the shares of Class B Common Stock then outstanding, voting as a separate class and (B) to the extent any shares of Class F Common Stock are outstanding, the holders of a majority of the shares of Class F Common Stock and Class B Common Stock then outstanding, voting as a single class (and, for purposes of this Section 4.3(h)(ii), voting on a fully diluted basis such that each share of Class F Common Stock shall be entitled to ten votes), to amend, alter or repeal any provision of this Third Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, option or other specials rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common stock, voting as a separate class, or of the holders of Class F Common Stock and Class B Common Stock, voting as a single class, as applicable, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders, as applicable, having not less than the minimum numbers of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock, voting as a separate class, or all shares of Class F Common Stock and Class B Common Stock, voting as a single class, as applicable, were present and voted.
(iii)   Following the consummation of the initial Business Combination, for so long as any shares of Class B Common Stock remain outstanding, the Corporation will not have the power, without the prior affirmative vote or consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, to amend, alter or repeal any provision of this Third Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, option or other specials rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holder of Class B Common stock, as applicable, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock, as applicable, having not less than the minimum numbers of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock, as applicable, were present and voted.
Section 4.4   Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
ARTICLE V
BOARD OF DIRECTORS
Section 5.1   Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Third Amended and Restated Certificate or the Bylaws of the Corporation (the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Third Amended and Restated Certificate and the Bylaws.
Section 5.2   Number, Election and Term.
(a)   The number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws.
(b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Subject to Section 9.8 hereof, directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of Common Stock. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Third Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.
(c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3   Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, (a) prior to the consummation of the Business Combination, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled only by the holders a majority of the then outstanding shares of Class F Common Stock, voting or consenting as a separate class and (b) following the consummation of the Business Combination, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4   Removal.   Subject to Section 5.5 hereof, (a) prior to the consummation of the Business Combination, any or all of the directors may be removed from office with or without cause and (b) following the consummation of the Business Combination, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5   Preferred Stock — Directors.   Notwithstanding any other provision of this Article V. and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Third Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Third Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1   Meetings.   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation or the Board pursuant to a resolution adopted by a majority of the members of the Board then in office, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.
Section 7.2   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3   Action by Written Consent.   Except as may be otherwise provided for or fixed pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders, other than with respect to Class B Common Stock and Class F Common Stock with respect to which action may be taken by written consent.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1   Limitation of Director Liability.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended or unless he or she violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her action as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2   Indemnification and Advancement of Expenses.
(a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Third Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Third Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE
Section 9.1   General.
(a)   The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Third Amended and Restated Certificate and terminating upon the consummation of an initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of an initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.
(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1 (File No. 333-256876), as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 8, 2021, as amended (the “Registration Statement”), and declared effective on November 16, 2021 by the SEC, was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest earned on the funds held in the Trust Account to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination (including the release of funds to pay any amounts due to any Public Stockholders who properly exercise their Redemption Rights in connection therewith), (ii) the redemption of any Offering Shares properly submitted in connection with a stockholder vote seeking to amend any provisions of this Third Amended and Restated Certificate (A) in a manner that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 25 months (or up to 28 months, as applicable) from the closing of the Offering or (B) with respect to any other material provision relating to the rights of holders of the Class A Common Stock or pre-initial Business Combination activity (as described in Section 9.7) or (iii) the redemption of 100% of the Offering Shares if the Corporation is unable to complete its initial Business Combination within 25 months (or up to 28 months, as applicable) from the closing of the Offering (or, if the Office of the Delaware Division of corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open), which may be extended pursuant to Section 9.1(c) hereof (as extended, the “Deadline Date”). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
(c)   In the event the Corporation does not consummate its initial Business Combination within 25 months from the closing of the Offering, the Corporation may, by resolution of the Board and if requested by the Sponsor, extend the Deadline Date by one month each time on up to three occasions, for up to an additional three months (each such month, a “Monthly Extension Period”), but in no event may the Corporation extend to a date later than 28 months from the closing of the Offering; provided, that (i) for each Monthly Extension Period, the Sponsor (or its affiliates or designees) has deposited $200,000 into the Trust Account (each, a “Monthly Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note and (ii) the Corporation has complied with any applicable procedures relating to the Monthly Extension Period, as applicable, in the Second Amended and Restated Investment Management Trust Agreement, dated [•], 2023, by and between the Corporation and Continental Stock Transfer & Trust Company, as trustee. If a Monthly Extension Payment is made, then the following applies: (A) the gross proceeds from the issuance of any promissory notes referred to in this Section 9.1(c) will be added to the offering proceeds in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX; (B) if the Corporation completes its initial Business Combination, it will, at the option of the Sponsor, repay the amounts loaned under any promissory note issued in connection with this Section 9.1(c) out of the proceeds of the Trust Account released to the Corporation or convert a portion or all of the total loan amount into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants; and (C) if the Corporation does not complete an initial Business Combination by the Deadline Date, the Corporation will not repay the amount loaned under any promissory note issued in connection with this Section 9.1(c) until 100% of the Offering Shares have been redeemed and only in connection with the liquidation of the Corporation to the extent funds are available outside of the Trust Account.
Section 9.2   Redemption Rights.
(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Third Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
(b)   If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E under the Exchange Act (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A under the Exchange Act (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (A) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its taxes, by (B) the total number of then outstanding Offering Shares.
(c)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation and does not offer to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking

Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares, without the Corporation’s prior consent; provided, however, that such Public Stockholder shall not be restricted from voting all of its Offering Shares for or against the initial Business Combination.
(d)   In the event that the Corporation has not consummated an initial Business Combination within 25 months (or up to 28 months, as applicable) from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes (net of any taxes payable by the Corporation and less up to $100,000 of interest to pay dissolution expenses) by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.
Section 9.3   Distributions from the Trust Account.
(a)   A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.
(b)   Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.
(c)   The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.
Section 9.4   Share Issuances.   Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination.
Section 9.5   Transactions with Affiliates.   In the event the Corporation seeks to complete an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority or an independent accounting firm that such Business Combination is fair to the Corporation from a financial point of view.
Section 9.6   No Transactions with Other Blank Check Companies.   The Corporation shall not enter into a Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7   Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) in a manner that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 25 months (or up to 28 months, as applicable) from the closing of the Offering, or with respect to any other material provision relating to the rights of holders of the Class A Common Stock or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its income taxes, divided by the number of then outstanding Offering Shares.
Section 9.8   Election and Removal of Directors.   Notwithstanding any other provision in this Third Amended and Restated Certificate, prior to the closing of the initial Business Combination, the holders of Class F Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class B Common Stock and Class A Common Stock shall have no right to vote on the election, removal or replacement of any director. This Section 9.8 may only be amended by a special resolution passed by a majority of holders of at least 90% of the outstanding Common Stock entitled to vote thereon in a stockholder meeting.
Section 9.9   Approval of Business Combination.   Notwithstanding any other provision in this Third Amended and Restated Certificate, approval of the initial Business Combination shall require the affirmative vote of a majority of the Board, which must include a majority of the Corporation’s independent directors and each of the non-independent directors nominated by the Sponsor.
Section 9.10   Minimum Value of Target.   The Corporation’s initial Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in trust) at the time of the agreement to enter into the initial Business Combination.
ARTICLE X
CORPORATE OPPORTUNITY
The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Third Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
ARTICLE XI
AMENDMENT OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Third Amended and Restated Certificate (including any Preferred Stock Designation) and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Third Amended and Restated Certificate and the DGCL, and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Third Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Third Amended and Restated Certificate may be amended only as provided therein; provided further, that the powers, preferences or relative, participating, optional or other special rights of the Class F Common Stock and the Class B

Common Stock, may be amended only with, and exclusively by, the vote or written consent of the holders of the Class F Common Stock and/or the Class B Common Stock as set forth in Section 4.3(h). Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), holders of the Class A Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or classes of Common Stock if the holders of such affected series of Preferred Stock or classes of Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series or class, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
ARTICLE XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 12.1   Forum.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Third Amended and Restated Certificate or the Bylaws or (d) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim arising under the Securities Act of 1933, as amended, or the Exchange Act, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction, in which case, any such claim shall be brought in any other court located in the State of Delaware possessing subject matter jurisdiction.
Section 12.2   Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (b) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Section 12.3   Severability.   If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
ARTICLE XIII
APPLICATION OF DGCL SECTION 203
Section 13.1   Section 203 of the DGCL.   The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
Section 13.2   Limitation on 203 Business Combinations.   Notwithstanding the foregoing, the Corporation shall not engage in any 203 Business Combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:
(a)   prior to such time, the Board approved either the 203 Business Combination or the transaction which resulted in the stockholder becoming an interested stockholder,
(b)   upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the Corporation’s voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
(c)   at or subsequent to that time, the 203 Business Combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 65% of the outstanding voting stock that is not owned by the interested stockholder.
Section 13.3   Certain Definitions.   Solely for purposes of this Article XIII, references to:
(a)   “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(b)   “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(c)   “203 Business Combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(i)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (A) with the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 13.2 is not applicable to the surviving entity;
(ii)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(iii)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such, (B) pursuant to a merger under Section 251(g) of the DGCL, (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all stockholders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such, (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all stockholders of said stock or (E) any issuance or transfer of stock by the Corporation;provided however, that in no case under items (C)-(E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); or
(iv)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder.
(d)   “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the voting power of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(e)   “Exempted Person” means the Sponsor and its affiliates, any of their direct or indirect transferees of at least 20% of the Corporation’s outstanding Common Stock and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.
(f)   “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 20% or more of the voting stock of the Corporation or (ii) is an affiliate or associate of the Corporation and was the owner of 20% or more of the voting stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder and the affiliates and associates of such person; but “interested stockholder” shall not include (A) any Exempted Person or (B) any person whose ownership of shares in excess of the 20% limitation set forth herein is the result of any action taken solely by the Corporation; provided, that, with respect to clause (ii) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(g)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(i)   beneficially owns such stock, directly or indirectly;
(ii)   has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(h)   “person” means any individual, corporation, partnership, unincorporated association or other entity.
(i)   “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(j)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors.
[Signature page follows]

IN WITNESS WHEREOF, Nabors Energy Transition Corp. has caused this Third Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
NABORS ENERGY TRANSITION CORP.
By:
	Name:	Anthony G. Petrello
	Title:	President, Chief Executive Officer and Secretary
Signature Page to
Third Amended and Restated
Certificate of Incorporation of
Nabors Energy Transition Corp.

ANNEX B
FORM OF
SECOND AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT
This Second Amended and Restated Investment Management Trust Agreement (this “Agreement”) is made effective as of [•], 2023 by and between Nabors Energy Transition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”) and amends and restates in its entirety that certain Amended and Restated Investment Management Trust Agreement, dated as of May 12, 2023, by and between the Company and the Trustee (the “Existing Agreement”).
WHEREAS, the Company’s registration statement on Form S-1, File No. 333-256876 (the “Registration Statement”), and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Common Stock (such initial public offering hereinafter referred to as the “Offering”), was declared effective on November 16, 2021 by the U.S. Securities and Exchange Commission;
WHEREAS, on November 19, 2021, the Company consummated the Offering;
WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as underwriters (the “Underwriters”);
WHEREAS, as described in the Registration Statement, $281,520,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement), the First Extension Payment (as defined below) and the Prior Monthly Extension Payments (as defined below) were delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Common Stock included in the Units issued in the Offering (the amount delivered to the Trustee and any Monthly Extension Payments (as defined below) (and any interest subsequently earned thereon) are collectively referred to herein as the “Property,” the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Stockholders,” and the Public Stockholders and the Company will be referred to together as the “Beneficiaries”);
WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $9,660,000 (the “Deferred Discount”) is attributable to deferred underwriting discounts and commissions that may be payable by the Company to the Underwriters upon and concurrently with the consummation of the Business Combination (as defined below);
WHEREAS, the Company previously extended the date by which it has to consummate an initial Business Combination from February 18, 2023 to May 18, 2023 (or up to 18 months from the closing of the Offering) (the “First Extension”), and an aggregate principal amount of $2,760,000 (the “First Extension Payment”) was deposited into the Trust Account in connection with the First Extension;
WHEREAS, pursuant to the Company’s Second Amended and Restated Certificate of Incorporation, dated as of May 12, 2023, the Company further extended the date by which it has to consummate an initial Business Combination on a monthly basis from May 18, 2023 to December 18, 2023 (each, a “Prior Monthly Extension”), and $295,519.23 was deposited into the Trust Account in connection with each such Prior Monthly Extension (or a total of $2,068,634.61) (the “Prior Monthly Extension Payments”), each in exchange for non-interest bearing, unsecured promissory notes in connection with extending the period that the Company has to consummate an initial Business Combination;
WHEREAS, if a Business Combination is not consummated by December 18, 2023, upon the request of Nabors Energy Transition Sponsor LLC (the “Sponsor”), the board of directors of the Company (the “Board”) may extend the period of time the Company has to consummate its initial Business Combination by up to three total additional months (but in no event to a date later than 28 months from the closing of the

Offering) consisting of three one-month extensions, for up to an additional three months (each such month, a “Monthly Extension Period”), provided, that for each Monthly Extension Period, the Sponsor (or its affiliates or designees) deposits $200,000 into the Trust Account (each, a “Monthly Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note;
WHEREAS, on November 16, 2021, the Company and the Trustee entered into the Investment Management Trust Agreement, dated November 16, 2021;
WHEREAS, on May 12, 2023, the Company and the Trustee entered into the Existing Agreement;
WHEREAS, pursuant to Section 7(c) of the Existing Agreement, the Company has obtained the affirmative vote of holders of at least 65% of the then outstanding shares of Common Stock, shares of Class B common stock, par value $0.0001 per share, and shares of Class F common stock, par value $0.0001 per share, voting together as a single class, approving entry into this Agreement by the Company; and
WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.
NOW THEREFORE, IT IS AGREED:
1.   Agreements and Covenants of Trustee.   The Trustee hereby agrees and covenants to:
(a)   Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at J.P. Morgan Chase Bank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more) and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;
(b)   Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;
(c)   In a timely manner, upon the written instruction of the Company, invest and reinvest the Property (i) in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company or (ii) in an interest bearing demand deposit account, each until the earlier of: (x) the consummation of an initial Business Combination and (y) the distribution of the Trust Account; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; while account funds are invested or uninvested the Trustee may earn bank credits and other consideration;
(d)   Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;
(e)   Promptly notify the Company and the Underwriters of all communications received by the Trustee with respect to any Property requiring action by the Company;
(f)   Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;
(g)   Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;
(h)   Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;
(i)   Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by a Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the Board or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (net of taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the latest to occur of (A) 25 months after the closing of the Offering, or such later date upon the effectuation of a Monthly Extension Period (each such date, a “Deadline”), pursuant to the terms of the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time (the “Certificate of Incorporation”), and (B) such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (net of taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;
(j)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;
(k)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Stockholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem shares of Common Stock from Public Stockholders properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation (A) in a manner that would affect the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in the Certificate of Incorporation or (B) with respect to any other material provision relating to the rights of holders of the shares of Common Stock or pre-initial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request; and
(l)   Not make any withdrawals or distributions from the Trust Account other than pursuant to Sections 1(i), 1(j) or 1(k) above.
(m)   Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five business days prior to the applicable Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to such Deadline, follow the instructions set forth in the Extension Letter.
2.   Agreements and Covenants of the Company.   The Company hereby agrees and covenants to:
(a)   Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairperson of the Board, President, Chief Executive Officer, Chief Financial Officer or Secretary. In addition, except with respect to its duties under Sections 1(i), 1(j) or 1(k) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;
(b)   Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;
(c)   Pay the Trustee the fees set forth on Schedule A hereto, including an annual administration fee and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(i) through 1(k) hereof. The Company has previously paid the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;
(d)   In connection with any vote of the Company’s stockholders regarding a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the stockholder meeting verifying the vote of such stockholders regarding such Business Combination;
(e)   Provide the Underwriters with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;
(f)   Unless otherwise agreed between the Company and the Underwriters, ensure that any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the form of Exhibit A expressly provides that the Deferred Discount is paid directly to the account or accounts directed by the Underwriters prior to any transfer of the funds held in the Trust Account to the Company or any other person;
(g)   Promptly following a Deadline, disclose whether or not the deadline for the Company to consummate a Business Combination has been extended; and
(h)   Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.
3.   Limitations of Liability.   The Trustee shall have no responsibility or liability to:
(a)   Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;
(b)   Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(c)   Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;
(d)   Refund any depreciation in principal of any Property;
(e)   Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;
(f)   The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;
(g)   Verify the accuracy of the information contained in the Registration Statement;
(h)   Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;
(i)   File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;
(j)   Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, tax obligations, except pursuant to Section 1(j) hereof; or
(k)   Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j) or 1(k) hereof.
4.   Trust Account Waiver.   The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.
5.   Successor Trustee.   If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon the Trustee’s rights and obligations under this Agreement shall cease; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever.
6.   Termination.   This Agreement shall terminate as follows:
(a)   At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b); or
(b)   If the Offering is not consummated within ten (10) business days of the date of this Agreement, in which case any funds received by the Trustee from the Company or the Sponsor for purposes of funding the Trust Account shall be promptly returned to the Company or the Sponsor, as applicable.
7.   Miscellaneous.
(a)   The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including account names, account numbers and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.
(b)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
(c)   This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(j) or 1(k) hereof (which sections may not be modified, amended or deleted without the affirmative vote of at least 65% of the then outstanding shares of Common Stock, shares of Class B common stock, par value $0.0001 per share, and shares of Class F common stock, par value $0.0001 per share, of the Company, voting together as a single class; provided that no such amendment will affect any Public Stockholder who has properly elected to redeem his, her or its shares of Common Stock in connection with a stockholder vote to approve an amendment to this Agreement (A) in a manner that would affect the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public shares of Common Stock if the Company does not complete its initial Business Combination within the time frame specified in the Certificate of Incorporation or (B)with respect to any other material provision relating to the rights of holders of the Common Stock or pre-initial Business Combination activity), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.
(d)   The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
(e)   Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile or email transmission:

if to the Trustee, to:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Email: fwolf@continentalstock.com
Email: cgonzalez@continentalstock.com
if to the Company, to:
Nabors Energy Transition Corp.
515 West Greens Road, Suite 1200
Houston, TX 77067
Attn: Anthony G. Petrello
Email: general.counsel@nabors.com
in each case, with copies (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attn: T. Mark Kelly; Douglas E. McWilliams; Scott D. Rubinsky
Email: mkelly@velaw.com; dmcwilliams@velaw.com; srubinsky@velaw.com
and
Citigroup Global Markets Inc. and Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attn: General Counsel
Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001
Attn: Equity Syndicate Department
and
Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Attn: Andrew J. Pitts; C. Daniel Haaren
Email: apitts@cravath.com; dhaaren@cravath.com
(f)   Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.
(g)   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.
(h)   Each of the Company and the Trustee hereby acknowledges and agrees that the Underwriters are third-party beneficiaries of this Agreement.

(i)   Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Investment Management Trust Agreement as of the date first written above.
Continental Stock Transfer & Trust Company, as Trustee
By:

Name:
Francis Wolf

Title:
Vice President

Nabors Energy Transition Corp.
By:

Name:
Anthony G. Petrello

Title:
President, Chief Executive Officer
and Secretary

Signature Page to
Second Amended and Restated Investment Management Trust Agreement

SCHEDULE A
Fee Item	Time and method of payment	Amount
Trustee administration fee	Payable annually. First year fee payable at initial closing of Offering by wire transfer; thereafter, payable by wire transfer or check.	$10,000.00
Transaction processing fee for disbursements to Company under Sections 1(i), 1(j) or 1(k)	Billed to Company following disbursement made to Company under Section 1.	$250.00
Paying Agent services as required pursuant to Sections 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Sections 1(i) and 1(k).	Prevailing rates
Schedule A

Exhibit A
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Termination Letter

Ladies and Gentlemen:
Pursuant to Section 1(i) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2023 (as amended, the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with [    ] (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about [     ]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds into a segregated account held by you on behalf of the Beneficiaries (the “trust operating account”) to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust operating account awaiting distribution, the Company will not earn any interest or dividends.
On the Consummation Date (a) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), (b) the Company shall deliver to you (i) a certificate by the Chief Executive Officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s stockholders, if a vote is held and (ii) written instruction signed by the Company with respect to the transfer of the funds held in the Trust Account, including payment of the Deferred Discount from the Trust Account (the “Instruction Letter”) and (c) Citigroup Global Markets Inc. and Wells Fargo Securities, LLC shall deliver to you written instructions for delivery of the Deferred Discount. You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.
In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such written instructions as soon thereafter as possible.

Exhibit A-1

Very truly yours,
Nabors Energy Transition Corp.
By:

Name:
Title:
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit A-2

Exhibit B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2023 (as amended, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business within the time frame specified in the Company’s third amended and restated certificate of incorporation (the “Certificate of Incorporation”), as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on [•], 2023. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [     ] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Public Stockholders in accordance with the terms of the Trust Agreement and the Certificate of Incorporation. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.
Very truly yours,
Nabors Energy Transition Corp.
By:

Name:
Title:
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit B-1

Exhibit C
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(j) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2023 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $[     ] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]
Very truly yours,
Nabors Energy Transition Corp.
By:

Name:
Title:
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit C-1

Exhibit D
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(k) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2023 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Stockholders of the Company $[    ] of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay its Public Stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s third amended and restated certificate of incorporation (the “Certificate of Incorporation”) (a)in a manner that affects the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in the Certificate of Incorporation or (b) with respect to any other material provision relating to the rights of holders of the Common Stock or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Stockholders in accordance with your customary procedures.
Very truly yours,
Nabors Energy Transition Corp.
By:

Name:
Title:
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit D-1

Exhibit E
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(m) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of [•], 2023 (as amended, the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for one (1) additional month, from [    ] to [     ] (the “Extension”).
This Extension Letter shall serve as the notice required with respect to the Extension prior to the Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[    ], which will be wired to you, into the Trust Account investments upon receipt.
Very truly yours,
Nabors Energy Transition Corp.
By:

Name:
Title:
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit E-1

Nabors Energy Transition Corp. 515 West Greens Road, Suite 1200 Houston, TX 77067 SPECIAL MEETING OF STOCKHOLDERS OF NABORS ENERGY TRANSITION CORP. YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2023 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 21, 2023, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Nabors Energy Transition Corp. (the “Company”) to be held at 9 a.m. Central Time on December 8, 2023, via a virtual meeting, and hereby appoints Anthony G. Petrello and William Restrepo, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. (Continued and to be marked, dated and signed on reverse side) PROXYCARD

Please mark vote as indicated in this example ☒

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Dated: ______________________________, 2023

____
Signature

____
(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, A NEW YORK CORPORATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Please mark vote as indicated in this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.Proposal No. 1 — Extension Amendment Proposal — To amend and restate the Company’s Second Amended and Restated Certificate of Incorporation to allow the Company’s board of directors, without another stockholder vote, to elect to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities up to three times for an additional one month each time (each such month, a “Monthly Extension Period”) (but in no event to a date later than 28 months from the closing of the Company’s initial public offering (the “IPO”)), provided, that Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (or its affiliates or designees), deposits $200,000 into the trust account established in connection with the IPO for each Monthly Extension Period in exchange for a non-interest bearing, unsecured promissory note (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”). A copy of the form of the proposed Third Amended and Restated Certificate of Incorporation is set forth in Annex A to the accompanying proxy statement.Proposal
No. 2 — Trust Amendment Proposal — To amend and restate the Amended and Restated Investment Management Trust Agreement, dated as of May 12, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement is set forth in Annex B to the accompanying proxy statement.Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, shares of Class B common stock, par value $0.0001 per share, and shares of Class F common stock, par value $0.0001 per share, in the capital of the Company represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal. FORAGAINSTABSTAIN